      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
                       ON NOVEMBER 9, 2001
                 1933 ACT FILE NO. 333-_____
                   1940 ACT FILE NO. 811-_____
   ___________________________________________________________

            U.S. SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM N-2
                (CHECK APPROPRIATE BOX OR BOXES)

  /X/   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
              / /      PRE-EFFECTIVE AMENDMENT NO.
              / /      POST-EFFECTIVE AMENDMENT NO.

                             AND/OR

    /X/   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                           ACT OF 1940
                     / /      AMENDMENT NO.

        EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:

          ALLIANCE NEW YORK MUNICIPAL INCOME FUND, INC.
             ADDRESS OF PRINCIPAL EXECUTIVE OFFICES
            (NUMBER, STREET, CITY, STATE, ZIP CODE):

                  1345 AVENUE OF THE AMERICAS
                    NEW YORK, NEW YORK 10105

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                         (212) 969-1000

    NAME AND ADDRESS (NUMBER, STREET, CITY, STATE, ZIP CODE)
                     OF AGENT FOR SERVICE:

                     EDMUND P. BERGAN, JR.
           SENIOR VICE PRESIDENT AND GENERAL COUNSEL
                ALLIANCE CAPITAL MANAGEMENT L.P.
                  1345 AVENUE OF THE AMERICAS
                    NEW YORK, NEW YORK 10105

                         WITH COPIES TO:
                      PATRICIA A. POGLINCO
                       SEWARD & KISSEL LLP
                     ONE BATTERY PARK PLAZA
                    NEW YORK, NEW YORK 10004

         APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
       AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF

                  THIS REGISTRATION STATEMENT.

IF ANY SECURITIES BEING REGISTERED ON THIS FORM WILL BE OFFERED ON A DELAYED OR CONTINUOUS BASIS IN RELIANCE ON RULE 415 UNDER THE SECURITIES ACT OF 1933, OTHER THAN SECURITIES OFFERED IN CONNECTION WITH A DIVIDEND REINVESTMENT PLAN, CHECK THE FOLLOWING
BOX.                                                         / /


CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                               Proposed         Maximum
Title of         Proposed      Maximum          Aggregate
Securities       Amount        Offering         Amount of
Being            Being         Price            Offering       Registration
Registered       Registered    Per Unit         Price (1)      Fee
______________   ___________   ____________     _____________  ___________

Common Stock,
$.001 par value  1,000         $15.00           $15,000        $3.75

The registrant hereby amends this Registration Statement under the Securities Act of 1933 on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

___________________

(1) Estimated solely for the purpose of calculating the registration fee.

PROSPECTUS
----------------------------------------------------------------
                       [__________] SHARES

             ALLIANCE NEW YORK MUNICIPAL INCOME FUND

                          Common Shares
----------------------------------------------------------------

Investment Objective. The Fund is a newly organized, non-diversified, closed-end management investment company. The Fund's investment objective is to seek to provide high current income exempt from federal, New York State and New York City income tax. The Fund cannot assure you that it will achieve its investment objective.

Investment Policies. Under normal market conditions, the Fund will invest at least 80%, and normally substantially all, of its net assets in municipal bonds paying interest that is exempt from federal, New York State and New York City income tax. Normally, the Fund will invest at least 75% of its net assets in investment grade municipal bonds (i.e., rated "BBB" or higher) or unrated municipal bonds considered to be of comparable quality as determined by the Fund's investment adviser. The Fund may invest up to 25% of its net assets in municipal bonds rated below investment grade and unrated municipal bonds considered to be of comparable quality as determined by the Fund's investment adviser. The Fund intends to invest primarily in municipal bonds with interest that is not subject to the alternative minimum income tax, but may invest up to 35% of its net assets in municipal bonds with interest that is subject to the alternative minimum income tax.

No Prior History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at discounts from their net asset values. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. The Fund's common shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The trading or "ticker" symbol of the common shares is expected to be "[___]."

Preferred Shares. Within approximately [one] to [three] months after completion of this offering of common shares, the Fund intends to offer preferred shares representing approximately [40%] of the Fund's capital immediately after the issuance of such preferred shares. This issuance of preferred shares will leverage your investment in common shares. There can be no assurance, however, that preferred shares representing such percentage of the Fund's capital will be issued. The use of preferred shares to leverage the Fund's common shares entails certain risks.

Before buying any common shares you should read the discussion of the material risks of investing in the Fund in "Risks" beginning on page [__]. These risks are summarized in "Special Risk
Considerations" beginning on page [__].

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


              Price to Public    Sales Load      Proceeds to Fund
Per Share          $[____]       $[___]          $[_____]
Total         $[__________]      $[_________]    $[___________]

The Fund will pay organizational and offering expenses estimated at $[_______] from the proceeds of the offering. Alliance Capital Management L.P., the Fund's investment adviser, has agreed to pay the amount by which the aggregate of all of the Fund's organization expenses and all offering costs (other than the sales load) exceeds $[___] per share.
The underwriters expect to deliver the common shares to purchasers on or about [_______ __], 2002.

[________________________]

(Continued from previous page)
You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated [______,] 2002, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus, which means that it is part of the Prospectus for legal purposes. You can review the table of contents of the Statement of Additional Information on page [__] of this Prospectus. You may request a free copy of the Statement of Additional Information by calling (800) 227-4618 or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission web site (http://www.sec.gov).

The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The underwriters named in this Prospectus may purchase up to [_______] additional common shares from the Fund under certain circumstances.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund's business, financial condition, results of operations and prospects may have changed since that date.

Until [______,] 2002 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers' obligation to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

                        TABLE OF CONTENTS

PROSPECTUS SUMMARY...............................................

SUMMARY OF FUND EXPENSES.........................................

THE FUND.........................................................

USE OF PROCEEDS..................................................

THE FUND'S INVESTMENTS...........................................

PREFERRED SHARES AND RELATED LEVERAGE............................

RISKS............................................................

MANAGEMENT OF THE FUND...........................................

NET ASSET VALUE..................................................

DIVIDENDS AND DISTRIBUTIONS......................................

DIVIDEND REINVESTMENT PLAN.......................................

DESCRIPTION OF SHARES............................................

REPURCHASE OF COMMON SHARES; CONVERSION TO OPEN-END FUND.........

TAX MATTERS......................................................

UNDERWRITING.....................................................

CUSTODIAN AND TRANSFER AGENT.....................................

LEGAL MATTERS....................................................

                       PROSPECTUS SUMMARY



This is only a summary.  You should review the more detailed information contained in the Prospectus and the Statement of

Additional Information ("SAI").



The Fund Alliance New York Municipal Income Fund (the "Fund") is a newly organized, non-diversified, closed-end management investment company. The Fund seeks to provide investors with high current income exempt from federal, New York State and New York City income tax.

The Offering                 The Fund is offering [__________]
                             shares of its common stock par value
                             $.01 per share ("Common Shares"), at
                             $[_____] per share, through a group
                             of underwriters (the "Underwriters")
                             led by [_________].  You must
                             purchase at least 100 shares.  The
                             Fund has given the Underwriters an
                             option to purchase up to [_________]
                             additional shares of Common Shares
                             to cover orders in excess of
                             [___________] Common Shares.  See
                             "Underwriting."

Investment Objective
and Policies                 The Fund's investment objective is
                             to provide high current income
                             exempt from federal, New York State
                             and New York City income tax.  Under
                             normal conditions, the Fund will
                             seek to achieve its objective by
                             investing substantially all of its
                             assets in municipal bonds that pay
                             interest that, in the opinion of the
                             bond counsel to the issuer, is
                             exempt from federal, New York State
                             and New York City income tax ("New
                             York Municipal Bonds").  Under
                             normal market conditions, as a
                             matter of fundamental policy, the

                             Fund will invest at least 80% of its
                             net assets in New York Municipal
                             Bonds.  The Fund will normally
                             invest at least 75% of its assets in
                             municipal bonds that at the time of
                             investment are investment grade
                             quality.  Investment grade quality
                             municipal bonds are municipal bonds
                             rated within the four highest grades
                             (Baa or BBB or better by Moody's
                             Investors Service, Inc. ("Moody's"),
                             Standard & Poor's ("S&P") or Fitch,
                             Inc. ("Fitch")), or, if unrated,
                             judged to be of comparable quality
                             by the Fund's investment adviser,
                             Alliance Capital Management L.P.
                             ("Alliance").  The Fund may invest
                             up to 25% of its net assets in
                             municipal bonds that, at the time of
                             investment, are rated below
                             investment grade by Moody's, S&P or
                             Fitch or, if unrated, judged to be
                             of comparable quality by Alliance.
                             Municipal bonds of below investment
                             grade quality are regarded as having
                             predominantly speculative
                             characteristics with respect to the
                             issuer's capacity to pay interest
                             and repay principal and are commonly
                             referred to as "junk bonds."
                             Municipal bonds in the lowest
                             investment grade category may also
                             be considered to possess some
                             speculative characteristics.

                             While the Fund intends to invest
                             primarily in municipal bonds with
                             interest that is not subject to the
                             federal alternative minimum tax
                             ("AMT"), it may invest up to 35% of
                             its net assets in AMT-subject bonds.
                             Investors who may be subject to AMT
                             should consult with their tax
                             advisers before purchasing Common
                             Shares.  See "Tax Matters."

                             The Fund may invest up to 25% of its
                             net assets in certain types of
                             municipal bonds known as inverse
                             floaters.  Compared to similar fixed
                             rate municipal bonds, the value of
                             these bonds will fluctuate to a
                             greater extent in response to
                             changes in prevailing long-term
                             interest rates.  The Fund also may
                             at times use certain types of
                             investment techniques designed to
                             hedge against market risks, but
                             which themselves may involve
                             additional risks.  The techniques
                             include investment derivatives, such
                             as futures contracts, options on
                             futures contracts, options, and
                             interest rate swaps, caps and
                             floors.

                             The Fund cannot assure you that it
                             will attain its investment
                             objective. See "The Fund's
                             Investments."

Proposed Offering of
Preferred Shares             Subject to market conditions,
                             approximately [one] to [three]
                             months after completion of this
                             offering, the Fund intends to offer
                             shares of preferred stock
                             ("Preferred Shares") representing
                             approximately [40%] of the Fund's
                             capital after their issuance.  The
                             issuance of Preferred Shares will
                             leverage your investment in Common
                             Shares.  Leverage involves special
                             risks.  There is no assurance that
                             the Fund will issue Preferred Shares
                             or that, if issued, the Fund's
                             leveraging strategy will be
                             successful.  See "Risks--Leverage
                             Risk."  Although the timing and
                             terms of the Preferred Shares
                             offering will be determined by the
                             Fund's Board of Directors, it is
                             anticipated that the Preferred
                             Shares will pay dividends that would
                             be adjusted periodically and the
                             dividend rate will be set by
                             auction, remarketing or other
                             procedure and based on prevailing
                             short-term rates.

                             The Fund will invest the net
                             proceeds that it obtains from
                             selling the Preferred Shares in
                             accordance with the Fund's
                             investment objective and policies.
                             Alliance anticipates that the Fund's
                             portfolio investments would produce
                             yields higher than short-term debt
                             securities and that this spread,
                             representing the difference between
                             the short-term rates paid by the
                             Fund to holders of Preferred Shares
                             and the rates received by the Fund
                             from its investments at longer-term
                             rates, will provide holders of
                             Common Shares ("Common
                             Shareholders") with a potentially
                             higher yield than if no Preferred
                             Shares were issued.  The Fund cannot
                             assure you that the issuance of
                             Preferred Shares will result in a
                             higher yield on your Common Shares.
                             You should note that the use of
                             leverage entails certain risks for
                             Common Shareholders, including
                             higher volatility of both the net
                             asset value and market value of the
                             Common Shares.  Fluctuations in the
                             dividend rates on the Preferred
                             Shares may affect the return to
                             Common Shareholders.  If the Fund
                             were fully invested and if the
                             spread between the respective yields
                             on the Fund's portfolio investments
                             and short-term debt securities were
                             to decrease, then net investment
                             income available for distribution to
                             the holders of Common Shares would
                             decline.  See "Preferred Shares and
                             Related Leverage" and "Description
                             of Shares--Preferred Shares."

Special Tax Considerations   Because, under normal circumstances,
                             the Fund will invest substantially
                             all of its assets in New York
                             Municipal Bonds that pay interest
                             that is exempt for federal, New York
                             State and New York City income tax,
                             distributions of the Fund's interest
                             income that you receive will
                             ordinarily be exempt from federal,
                             New York State and New York City
                             income taxes.  However, a portion of
                             such distributions may be subject to
                             the AMT because the Fund may invest
                             up to 35% of its net assets in AMT-
                             subject bonds.  Distributions of any
                             capital gain or other taxable income
                             will be taxable to shareholders.
                             See "Tax Matters."

Investment Adviser.          Alliance will be the Fund's
                             investment adviser.  Subject to the
                             supervision of the Board of
                             Directors, Alliance provides
                             investment advisory services and
                             order placement facilities for the
                             Fund.  Alliance will receive an
                             annual fee, payable monthly in a
                             maximum amount equal to [__]% of the
                             Fund's average daily net assets.
                             Alliance is a leading global
                             investment management firm
                             supervising client accounts with
                             assets as of September 30, 2001
                             totaling approximately $[___]
                             billion (of which more than $[___]
                             billion represented the assets of
                             investment companies).  Alliance
                             provides diversified investment
                             management and related services
                             globally to a broad range of clients
                             including institutional investors
                             such as corporate and public
                             employee pension funds, endowment
                             funds, domestic and foreign
                             institutions and governments and
                             affiliates, private clients,
                             consisting of high net worth
                             individuals, trusts and estates,
                             charitable foundations,
                             partnerships, private and family
                             corporations and other entities,
                             individual investors by means of
                             retail mutual funds sponsored by
                             Alliance, and institutional
                             investors by means of in-depth
                             research, portfolio strategy,
                             trading and brokerage-related
                             services.  See "Management of the
                             Fund."

Distributions                The Fund intends to distribute
                             monthly its net investment income to

                             Common Shareholders.  It is expected
                             that the first monthly dividend on
                             the Fund's Common Shares will be
                             declared approximately [60] days,
                             and paid approximately [90] days,
                             after completion of this offering.
                             From and after issuance of the
                             Preferred Shares, monthly
                             distributions to Common Shareholders
                             will consist of net investment
                             income remaining after the payment
                             of dividends on outstanding
                             Preferred Shares.  Net capital
                             gains, if any, will be distributed
                             at least annually to Common
                             Shareholders to the extent such net
                             capital gains are not necessary to
                             satisfy the dividend, redemption or
                             liquidation preferences of any
                             Preferred Shares. If the Fund is
                             unable to maintain adequate asset
                             coverage with respect to its
                             Preferred Shares, its ability to
                             make distributions on its Common
                             Shares will be limited, which may
                             have adverse tax consequences for
                             the Fund and Common Shareholders.
                             See "Distributions" and "Tax
                             Matters."

Dividend Reinvestment Plan   Under the Fund's Dividend
                             Reinvestment Plan (the "Plan"),
                             Common Shareholders will have all of
                             their dividends and other
                             distributions from the Fund
                             automatically invested in additional
                             Common Shares, unless the
                             shareholder elects to receive cash.
                             Shareholders whose Common Shares are
                             held in the name of a broker or
                             nominee should contact such broker
                             or nominee to determine whether and
                             how they may participate in the
                             Plan.  Common Shares acquired under
                             the Plan may be either newly issued
                             or acquired in the secondary market,
                             as provided in the Plan.  See
                             "Dividend Reinvestment Plan."

Repurchase of Shares         The Board of Directors of the Fund
                             has determined that it would be in
                             the interest of Common Shareholders
                             for the Fund to take action to
                             attempt to reduce or eliminate any
                             market value discount from net asset
                             value.  To that end, the Board of
                             Directors presently contemplates
                             that the Fund may, from time to
                             time, take action either to
                             repurchase or to make a tender offer
                             for its Common Shares.  There can be
                             no assurance that any repurchases
                             and/or tender offers will result in
                             the Fund's Common Shares trading at
                             a price that is equal to their net
                             asset value or reduce or eliminate
                             any discount.  See "Repurchase of
                             Shares; Conversion to Open-End
                             Fund."

Listing The Common Shares have been approved for listing on the New York Stock Exchange, Inc. (the "Exchange"), subject to notice of issuance. The trading or "ticker" symbol of the Common Shares is expected to be "[ ]." See "Description of Shares- -Common Shares."

Custodian and Transfer Agent [_____________] will serve as
                             custodian of the Fund's assets.
                             [________________] will serve as
                             transfer agent, dividend-paying
                             agent and registrar.  See "Custodian
                             and Transfer Agent."

Market Price of Shares       Shares of closed-end investment
                             companies frequently trade at prices
                             lower than their net asset value.
                             Shares of closed-end investment
                             companies like the Fund that invest
                             predominantly in investment grade
                             municipal bonds have during some
                             periods traded at prices higher than
                             net asset value and during other
                             periods traded at prices lower than
                             net asset value.  The Fund cannot
                             assure you that Common Shares will
                             trade at a price higher than net
                             asset value in the future.  Net
                             asset value will be reduced
                             immediately following the offering
                             by the sales load and the amount of
                             organization and offering expenses
                             paid by the Fund. See "Use of
                             Proceeds."  In addition to net asset
                             value, the market price of the
                             Common Shares may be affected by
                             such factors relating to the Fund
                             and its portfolio holdings as
                             dividend levels (which are in turn
                             affected by expenses), call
                             protection, dividend stability,
                             portfolio credit quality and
                             liquidity and market supply and
                             demand.  See "Preferred Shares and
                             Related Leverage," "Risks,"
                             "Description of Shares," and
                             "Repurchase of Fund Shares;
                             Conversion to Open-end Fund" in this
                             Prospectus, and the SAI under
                             "Repurchase of Fund Shares;
                             Conversion to Open-end Fund."  The
                             Common Shares are designed primarily
                             for long-term investors and you
                             should not view the Fund as a
                             vehicle for trading purposes.

Special Risk Considerations  No Operating History.  The Fund is a
                             newly organized, non-diversified,
                             closed-end management investment
                             company with no history of
                             operations.

                             Interest Rate Risk.  This is the
                             risk that changes in interest rates
                             will adversely affect the yield or
                             value of the Fund's investments in
                             municipal bonds.  Generally, when
                             market interest rates fall, bond
                             prices rise, and vice versa.
                             Increases in market interest rates
                             will cause the municipal bonds in
                             the Fund's portfolio to decline in
                             value.  The prices of longer-term
                             municipal bonds generally fluctuate
                             more than prices of shorter-term
                             municipal bonds as interest rates
                             change.  Because the Fund will
                             invest primarily in long-term
                             municipal bonds, the Common Share
                             net asset value and market price per
                             share will fluctuate more in
                             response to changes in market
                             interest rates than if the Fund
                             invested primarily in shorter-term
                             municipal bonds.  The Fund's use of
                             leverage, as described below, will
                             tend to increase Common Share
                             interest rate risk.

                             Credit Risk.  Credit risk is the
                             risk that one or more municipal
                             bonds in the Fund's portfolio will
                             decline in price, or fail to pay
                             interest or principal when due,
                             because the issuer of the bond
                             experiences a decline in its
                             financial status.  The Fund may
                             invest up to 25% (measured at the
                             time of investment) of its net
                             assets in municipal bonds that are
                             rated below investment grade or, if
                             unrated, judged to be of comparable
                             quality by Alliance.  The prices of
                             these lower grade municipal bonds
                             are more sensitive to negative
                             developments, such as a decline in
                             the issuer's revenues or a general
                             economic downturn, than are the
                             prices of higher-grade securities.
                             Municipal bonds of below investment
                             grade quality (commonly referred to
                             as "junk bonds") are predominantly
                             speculative with respect to the
                             issuer's capacity to pay interest
                             and repay principal when due, and
                             therefore involve a greater risk of
                             default.  Municipal bonds in the
                             lowest investment grade category may
                             also be considered to possess some
                             speculative characteristics by
                             certain rating agencies.

                             Concentration Risk.  The Fund's
                             policy of investing substantially
                             all of its assets in New York
                             Municipal Bonds makes the Fund more
                             susceptible to adverse economic,
                             political or regulatory risks
                             affecting the issuers of such
                             municipal bonds. While New York
                             State is one of the wealthier states
                             in the nation, both New York State
                             and New City are dependent on the
                             finance and service sectors and are
                             susceptible to downturns in these
                             sectors.  In the near term, the most
                             significant risks to the economies
                             of New York State and New York City
                             revolve around the impact of the
                             terrorist attacks on the World Trade
                             Center on September 11, 2001.   For
                             a discussion of economic and other
                             conditions in New York, see "Risks-
                             Concentration Risk."

                             Leverage Risk.  The use of leverage
                             through the issuance of Preferred
                             Shares creates an opportunity for
                             increased Common Share net income,
                             but also entails special risks for
                             Common Shareholders.  There is no
                             assurance that the Fund's leveraging
                             strategy will be successful.  It is
                             anticipated that dividends on
                             Preferred Shares will be based on
                             shorter-term rates of return (which
                             would be redetermined periodically),
                             and that the Fund will invest the
                             net proceeds of the Preferred Shares
                             offering in long-term, typically
                             fixed rate, municipal bonds.  So
                             long as the Fund's municipal bond
                             portfolio provides a higher rate of
                             return (net of Fund expenses) than
                             the Preferred Shares dividend rate,
                             as reset periodically, the leverage
                             will allow Common Shareholders to
                             receive a higher current rate of
                             return than if the Fund were not
                             leveraged.  If, however, short-term
                             rates rise, the Preferred Shares
                             dividend rate could exceed the rate
                             of return on long-term municipal
                             bonds and other investments held by
                             the Fund that were acquired during
                             periods of generally lower interest
                             rates, reducing return to Common
                             Shareholders.

                             Investment by the Fund in derivative
                             instruments may amplify the effects
                             of leverage and, during periods of
                             rising interest rates, may adversely
                             affect the Fund's income and
                             distributions to Common
                             Shareholders.  See "The Fund's
                             Investments" for a discussion of
                             these instruments.  Preferred Shares
                             are expected to pay cumulative
                             dividends, which may tend to
                             increase leverage risk.  The use of
                             leverage involves two major types of
                             risks for Common Shareholders:

                             --   The likelihood of greater
                                  volatility of net asset value
                                  and market price of Common
                                  Shares, because changes in the
                                  value of the Fund's municipal
                                  bond portfolio (including
                                  municipal bonds bought with the
                                  proceeds of the Preferred
                                  Shares offering) are borne
                                  entirely by the Common
                                  Shareholders; and

                             --   The possibility either that
                                  Common Share income will fall
                                  if the Preferred Shares
                                  dividend rate rises, or that
                                  Common Share income will
                                  fluctuate because the Preferred
                                  Shares dividend rate varies.

                             Because the fees received by
                             Alliance are based on the total net
                             assets of the Fund (including assets
                             represented by Preferred Shares and
                             any leverage created thereby),
                             Alliance has a financial incentive
                             for the Fund to issue Preferred
                             Shares, which may create a conflict
                             of interest between Alliance and the
                             Common Shareholders.

                             Municipal Market Risk.  This is the
                             risk that special factors, such as
                             legislative changes and local and
                             business developments, may adversely
                             affect the yield or value of the
                             Fund's investments in municipal
                             bonds or other municipal securities.
                             The amount of public information
                             available about the municipal bonds
                             in the Fund's portfolio is generally
                             less than that for corporate
                             equities or bonds and the investment
                             performance of the Fund may
                             therefore be more dependent on the
                             analytical abilities of Alliance
                             than would be a stock fund or
                             taxable bond fund.  The secondary
                             market for municipal bonds,
                             particularly below investment grade
                             municipal bonds in which the Fund
                             may invest, also tends to be less
                             well-developed and less liquid than
                             many other securities markets, which
                             may adversely affect the Fund's
                             ability to sell its municipal bonds
                             at attractive prices.

                             Non-Diversification.  Because the
                             Fund is classified as "non-
                             diversified" under the Investment
                             Company Act of 1940, as amended (the
                             "1940 Act"), it can invest a greater
                             portion of its assets in obligations
                             of a single issuer.  As a result,
                             the Fund will be more susceptible
                             than a more widely diversified fund
                             to any single corporate, economic,
                             political or regulatory occurrence.
                             See "The Fund's Investments."  In
                             addition, the Fund must satisfy
                             certain asset diversification rules
                             in order to qualify as a regulated
                             investment company for federal
                             income tax purposes.

                             Anti-Takeover Provisions.  The
                             Fund's Articles of Incorporation and
                             Bylaws (together, the "Charter
                             Documents") include provisions that
                             could limit (i) the ability of other
                             entities or persons to acquire
                             control of the Fund; (ii) the Fund's
                             freedom to engage in certain
                             transactions; or (iii) the ability
                             of the Board or shareholders to
                             amend the Charter Documents, effect
                             changes in the Fund's management, or
                             convert the Fund to open-end status.
                             See "Certain Provisions in the
                             Charter Documents."  These
                             provisions in the Charter Documents
                             could have the effect of depriving
                             the Common Shareholders of
                             opportunities to sell their Common
                             Shares at a premium over the then
                             current market price of the Common
                             Shares.

                    SUMMARY OF FUND EXPENSES

The following table assumes the issuance of Preferred Shares in an amount equal to [40]% of the Fund's capital (after their issuance), and shows Fund expenses as a percentage of net assets attributable to Common Shares. Footnote 2 to the table shows Fund assets as a percentage of total net assets (attributable to both Common Shares and Preferred Shares).

Shareholder Transaction Expenses
    Sales Load Paid by You (as a percentage of offering
    price)..............................................        [   ]%
    Dividend Reinvestment Plan Fees.....................        None(1)

                                            Percentage of Net Assets
                                            Attributable to Common Shares(2)

Annual Expenses
    Management Fees.....................................        [__]%
    Other Expenses......................................        [__]%
    Total Annual Expenses...............................        [__]%
    Fee and Expense Reimbursement (Years 1-5)...........        [__]%(3)
    Total Net Annual Expenses (Years 1-5)...............        [__]%(3)

(1) You will pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.

(2) Stated as percentages of the Fund's total net assets and again assuming the issuance of Preferred Shares in an amount equal to [40]% of the Fund's capital (after their issuance), the Fund's expenses would be estimated to be as follows:
                                            Percentage of
                                            Total Net Assets
Annual Expenses
    Management Fees...................................[__]%
        Other Expenses................................[__]%
        Total Annual Expenses.........................[__]%
        Fee and Expense Reimbursement (Years 1-5).....[__]%(3)
        Total Net Annual Expenses (Years 1-5).........[__]%(3)

(3) Alliance has contractually agreed to reimburse the Fund for fees and expenses in the amount of [___]% of average daily net assets for the first 5 full years of the Fund's operations, [___]% of average daily net assets in year 6, [___]% in year 7, [___]% in year 8, [___]% in year 9, and [___]% in year 10. Without the reimbursement, "Total Net Annual Expenses" would be estimated to be [___]% of average daily net assets attributable to Common Shares and [___]% of average daily net assts. Alliance has agreed to pay (i) all organizational expenses and (ii) offering costs (other than sales load) that exceed $[____] per Common Share ([___]% of offering price).

The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The Other Expenses shown in the table and related footnotes are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately [__] million Common Shares. See "Management of the Fund" and "Dividend Reinvestment Plan."
The following example illustrates the expenses (including the sales load of $[__]) that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of [___]% of net assets attributable to Common Shares in years 1 through 5, increasing to [____]% in year 10 and a 5% annual return: (1)

         1 year    3 years   5 years   10 years(2)


         $[__]     $[__]     $[___]    $[___]

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

(1) The example assumes that the estimated Other Expenses set forth in the Annual Expenses table are accurate, that fees and expenses increase as described in note 2 below and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. The expenses you would pay, based on the Fund's expenses stated as percentages of the Fund's total net assets (assuming the issuance of Preferred Shares in an amount equal to [40]% of the Fund's capital after their issuance) and otherwise on the assumptions in the example would be: 1 year $[__]; 3 years $[__]; 5 years $[__]; and 10 years $[__].

(2) Assumes reimbursement of fees and expenses of [___]% of average daily net assets in year 6, [___]% in year 7, [___] in year 8, [___]% in year 9, and [___]% in year 10. Alliance has not agreed to reimburse the Fund for any portion of its fees and expenses beyond [_______, __] 2012. See "Management of the Fund--Investment Management Agreement" in the SAI.

                            THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Maryland corporation on November 9, 2001. The Fund has no operating history. The Fund's principal office is located at 1345 Avenue of the Americas, New York, New York 10105, and its telephone number is (212) [___-____].

                         USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $[__________] (or $[___________] if the
Underwriters exercise the over-allotment option in full) after payment of the estimated organization and offering costs. Alliance has agreed to pay the amount by which the aggregate of all of the Fund's organizational expenses and all offering costs (other than the sales load) exceeds $[___] per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objective and policies as stated below. The Fund presently anticipates that it will be able to invest substantially all of the net proceeds in municipal bonds that meet the investment objective and policies within [six] months after the completion of the offering. Pending such investment, the Fund anticipates that the proceeds will be invested in high-quality short-term, tax-exempt money market securities or in high-quality municipal bonds with relatively low volatility (such as pre-refunded and intermediate term securities).

                     THE FUND'S INVESTMENTS

Investment Objective and Policies

Investment Objective.

The Fund's investment objective is to provide high current income exempt from federal, New York State and New York City income tax.

Investment Policies.

Under normal conditions, the Fund will seek to achieve its objective by investing substantially all of its assets in municipal bonds that pay interest that, in the opinion of the bond counsel to the issuer, is exempt from federal, New York State and New York City income tax ("New York Municipal Bonds"). As a matter of fundamental policy, the Fund will normally invest at least 80% of its net assets in New York Municipal Bonds. The Fund will normally invest at least 75% of its net assets in municipal bonds that at the time of investment are investment grade quality. Investment grade quality municipal bonds are municipal bonds rated within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch), or, if unrated, judged to be of comparable quality by the Fund's portfolio manager. The Fund may invest up to 25% of its net assets in municipal bonds that, at the time of investment, are rated below investment grade by Moody's, S&P or Fitch or, if unrated, judged to be of comparable quality by Alliance. Municipal bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer's capacity to pay interest and repay principal, and are commonly referred to as "junk bonds." Municipal bonds in the lowest investment grade category may also be considered to possess some speculative characteristics. See "Risks-Concentration Risk" below for a general description of the economic and credit characteristics of municipal issuers in New York.

The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses in addition to the Fund's own expenses. See "Other Investment Companies" below.

In managing the Fund, Alliance's research team seeks to find New York Municipal Bonds of high quality that have attractive total return characteristics. Alliance's research specialists examine credit histories, revenue sources, and capital structures, and evaluate other characteristics of municipal bonds as part of its approach to a fundamental security evaluation and selection process.

The Fund may purchase municipal bonds that subject to credit enhancements, such as insurance, bank credit agreements, or escrow accounts. The credit quality of companies that provide such credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund's income. Insurance generally will be obtained from insurers with a claims-paying ability rated byA or higher by Moody's, S&P or Fitch. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the Common Shares.

Upon Alliance's recommendation, temporarily or for defensive purposes and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of this offering are being invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Investments in taxable short-term investments would result in a portion of your dividends being subject to federal, New York State and New York City income taxes. For more information, see the SAI.

The Fund cannot change its investment objective or fundamental policies without the approval of the holders of a "majority of the outstanding" Common Shares and Preferred Shares voting together as a single class, and of the holders of a "majority of the outstanding" Preferred Shares voting as a separate class. A "majority of the outstanding" shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or
(ii) more than 50% of such shares, whichever is less. See "Description of Shares--Preferred Shares--Voting Rights" in this Prospectus and the SAI under "Description of Shares--Preferred Shares--Voting Rights" for additional information with respect to the voting rights of holders of Preferred Shares. Unless stated otherwise, the Fund's investment policies are not fundamental and thus can be changed without a shareholder vote. When an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Fund'' portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitations.

The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or Alliance downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Alliance may consider such factors as its assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies. A general description of Moody's, S&P's and Fitch's ratings of municipal bonds is set forth in Appendix A to the SAI.

While the Fund intends to invest primarily in municipal bonds that are not subject to the AMT, it may invest up to 35% of its net assets in municipal bonds with interest that is subject to the AMT. Investors who may be subject to AMT should consult with their tax advisers before purchasing Common Shares. Special AMT rules apply to corporate holders of Common Shares. In addition, capital gain dividends will be subject to capital gains taxes. See "Tax Matters."

Municipal Bonds

Municipal bonds are typically classified as either "general obligation" or revenue (or "special tax") bonds. General obligation bonds are backed by the full faith and credit, or taxing authority, of the issuer and may be repaid from any revenue source; revenue bonds may be repaid only from the revenues of a specific facility or source. The Fund also may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the Fund will only purchase municipal bonds representing lease obligations when Alliance believes the issuer has a strong incentive to continue making appropriations until maturity.

The New York Municipal Bonds in which the Fund will invest are generally issued by the State of New York, a city in New York, or a political subdivision, agency, authority or instrumentality of such state or city.

The yields on municipal bonds depend on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal bonds market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The market value of municipal bonds will vary with changes in interest rate levels and as a result of changing evaluations of the ability of their issuers to meet interest and principal payments.

The Fund will invest primarily in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the weighted average maturity of obligations held by the Fund may be shortened, depending on market conditions.

Other Municipal Securities

Although the Fund intends to invest a substantial portion of its assets in longer-term municipal bonds, municipal bonds in which the Fund may invest include municipal notes, which may be either "general obligation" or "revenue" securities, are intended to fulfill short-term capital needs and generally have original maturities not exceeding one year.

Municipal notes in which the Fund may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within one to seven days' notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes and bond anticipation notes, and tax-exempt commercial paper. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, long-term municipal bonds provide the money for the repayment of the notes.

Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

Futures Contracts and Options on Futures Contracts

Futures contracts that the Fund may buy and sell may include futures contracts on municipal securities or U. S. Government securities and contracts based on interest rates or financial indices, including any index of municipal bonds or U. S. Government securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Fund will be traded on U.
S.  exchanges and will be used only for hedging purposes.

Derivatives

The Fund may use derivatives to achieve its investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. These assets, rates and indices may include bonds, stocks, mortgages, commodities, interest rates, bond indices and stock indices. Generally, there are four types of derivative instruments -options, futures, forwards and swaps- -from which virtually any type of derivative transaction can be created. Derivatives can be used to earn income or protect against risk, or both. The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investment portfolio, or to obtain exposure to otherwise inaccessible markets. The Fund will generally use derivatives primarily as direct investments in order to enhance yields. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. The Fund may take a significant position in derivatives when deemed appropriate by Alliance. The successful use of derivatives depends upon Alliance's ability to assess the risk that a derivative adds to the Fund's portfolio and to forecast price and interest rate movements correctly. Since many derivatives may have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative.

Interest Rate Transactions (Swaps, Caps, and Floors)

The Fund may enter into interest rate swap, cap, or floor transactions primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e. g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i. e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. The Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

There is no limit on the amount of interest rate transactions that may be entered into by the Fund. The Fund will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization.

Options on Municipal and U. S.  Government Securities

In an effort to increase current income and to reduce fluctuations in net asset value, the Fund intends to write covered put and call options, and purchase put and call options on municipal bonds and U. S. Government securities that are traded on U. S. exchanges. There are no specific limitations on the writing and purchasing of options by the Fund. In purchasing an option on securities, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, the Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

The Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. [Except with respect to uncovered call options written for cross-hedging purposes, the Fund will not write uncovered call or put options.] A call option written by the Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

[The risk involved in writing an uncovered put option is that there could be a decrease in the market value of the underlying securities. If this occurred, the Fund could be obligated to purchase the underlying security at a higher price than its current market value.] Conversely, the risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and the Fund could be obligated to acquire the underlying security at its current price and sell it at a lower price. [The risk of loss from writing an uncovered put option is limited to the exercise price of the option, whereas the risk of loss from writing an uncovered call option is potentially unlimited. ]

The Fund may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved from other hedging strategies.

The Fund may purchase or write privately negotiated options on municipal bonds. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such counterparties.
Privately negotiated options purchased or written by the Fund may be illiquid, and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Other Investment Companies

The Fund may invest up to 10% of its net assets in securities of other open- or closed-end investment companies that invest primarily in municipal bonds of the types in which the Fund may invest directly. The Fund generally expects to invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or Preferred Shares, during periods when there is a shortage of attractive, high-yielding municipal bonds available in the market, or when Alliance believes that share prices of other investment companies offer attractive values. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's advisory and other fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies. Alliance will consider expenses when evaluating the investment merits of an investment in the investment company relative to available municipal bond investments. In addition, the securities of other investment companies may be leveraged and subject to the same leverage risks described in this Prospectus. As discussed under the section entitled "Risks", the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

Repurchase Agreements

The Fund may seek additional income by investing in repurchase agreements pertaining only to U. S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Fund might be delayed in, or prevented from, selling the collateral for its benefit. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. The Fund may enter into repurchase agreements with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York).

Short Sales

The Fund may make short sales of securities or maintain a short position only for the purpose of deferring realization of gain or loss for federal income tax purposes, provided that at all times when a short position is open the Fund owns an equal amount of such securities of the same issue as, and equal in amount to, the securities sold short. In addition, the Fund may not make a short sale if more than [10]% of the Fund's net assets (taken at market value) is held as collateral for short sales at any one time. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is unlimited.

Variable, Floating and Inverse Floating Rate Instruments

Fixed-income securities may have fixed, variable, or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e. g., daily, weekly, or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Fund may invest in variable rate demand notes which are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

The Fund may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

The Fund may invest up to 25% of its net assets in "inverse floaters," which are securities with two variable components that, when combined, result in a fixed interest rate. The "floating rate component" typically pays an interest rate that is reset periodically, while the "residual component" pays a current residual interest rate based on the difference between the total interest paid on the securities and the floating rate paid on the floating rate component. The Fund may purchase both floating rate and residual components. When an inverse floater is in the residual mode (leveraged), the interest rate typically resets in the opposite direction from the variable or floating market rate of interest on which the floater is based. The degree of leverage inherent in inverse floaters is associated with a greater degree of volatility of market value, such that the market values of inverse floaters tend to decrease more rapidly during periods of rising interest rates, and increase more rapidly during periods of falling interest rates, than those of fixed-rate securities.

When-Issued, Delayed Delivery and Forward Commitment Transactions

The Fund may purchase or sell municipal bonds on a forward commitment basis. Forward commitments are forward contracts for the purchase or sale of securities, including purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i. e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date.

Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation, and no interest or dividends accrue to the purchaser prior to the settlement date.

The use of forward commitments helps the Fund protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices.
In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by the Fund if, as a result, the Fund's aggregate forward commitments under such transactions would be more than [20]% of its total assets.

The Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Fund enters into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

Zero Coupon Securities

Zero coupon securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Future Developments

The Fund may, following written notice to its shareholders, take advantage of other investment practices which are not at present contemplated for use by the Fund or which currently are not available but which may be developed, to the extent such investment practices are both consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

              PREFERRED SHARES AND RELATED LEVERAGE

Subject to market conditions, approximately [one] to [three] months after completion of this offering, the Fund intends to offer Preferred Shares representing approximately [40%] of the Fund's capital after their issuance. Preferred Shares have complete priority over Common Shares upon distribution of assets. The issuance of Preferred Shares will leverage your investment in Common Shares. Leverage involves special risks. There is no assurance that the Fund will issue Preferred Shares or that, if issued, the Fund's leveraging strategy will be successful. Although the timing and other terms of the offering of the Preferred Shares will be determined by the Fund's Board of Directors, it is anticipated that the Preferred Shares will pay dividends that would be adjusted periodically and the dividend rate will be set by auction, remarketing or other procedure and based on prevailing short-term rates.

The Fund will invest the net proceeds that it obtains from selling the Preferred Shares in accordance with the Fund's investment objective and policies. Alliance anticipates that the Fund's portfolio investments will continue to produce yields higher than short-term debt securities and that this spread, representing the difference between the short-term rates paid by the Fund to holders of Preferred Shares and the rates received by the Fund from its investments at long-term rates, will provide holders of Common Shares with a potentially higher yield than if no Preferred Shares were issued. The Fund cannot assure you that the issuance of Preferred Shares will result in a higher yield on your Common Shares. You should note that leverage creates certain risks for holders of Common Shares, including higher volatility of both net asset value and market value of the Common Shares.

Changes in the value of the Fund's municipal bond portfolio (including municipal bonds bought with the proceeds of the Preferred Shares offering) will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. During periods in which the Fund is using leverage, the fees paid to Alliance will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total net assets, including the proceeds from the issuance of the Preferred Shares.

For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between the Common Shares and Preferred Shares in proportion to total distributions paid to each class for the year in which the net capital gain or other taxable income is realized. If net capital gain or other taxable income is allocated to Preferred Shares (instead of solely tax-exempt income), the Fund will have to pay higher total dividends to Preferred Shareholders or make dividend payments intended to compensate Preferred Shareholders for the unanticipated characterization of a portion of their dividends as taxable ("Gross-up Dividends"). This would reduce any advantage of the Fund's leverage structure to Common Shareholders.

Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's total net assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i. e., such liquidation value may not exceed 50% of the Fund's total net assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's total net assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. If the Fund has Preferred Shares outstanding, [__] of the Fund's Directors will be elected by the holders of the Preferred Shares, voting separately as a class. The remaining Directors of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares, for two years, Preferred Shareholders would be entitled to elect a majority of the Board of Directors of the Fund.

The Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these guidelines will impede Alliance from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

The Fund may borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

Assuming that the Preferred Shares will represent approximately [__%] of the Fund's capital and pay dividends at an annual average rate of [_]%, the income generated by the Fund's portfolio (net of expenses) would have to exceed [__]% in order to cover such dividend payments. Of course, these numbers are merely estimates, used for illustration. Actual Preferred Share dividend rates will vary frequently and may be significantly higher or lower than the rate identified above.

The following table is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio returns (consisting of income and changes in the value of the municipal bonds held in the Fund's portfolio) of -10%, -5%, 0%, 5%, and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further assumes the issuance of Preferred Shares representing [40%] of the Fund's total capital, a 5.25% yield on the Fund's investment portfolio, net of expenses, and the Fund's currently projected annual Preferred Share dividend rate of [__]%.

Assumed Portfolio
  Return              (10.00)%   (5.00)%   0.00%   5.00%   10.00%
Common Share
  Total Return        (     )%   (     )%  (  )%   (  )%   (   )%

Common Share total return is composed of two elements -- the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends on Preferred Shares) and gains or losses on the value of the securities the Fund owns. The table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the tax-exempt interest it receives on its municipal bond investments is entirely offset by losses in the value of those bonds.

Unless and until Preferred Shares are issued, the Common Shares would only be leveraged, if at all, through the use of derivatives and short-term borrowing.

                              RISKS

The net asset value of the Common Shares will fluctuate with and be affected by, among other things, interest rate risk, credit risk, reinvestment risk and leverage risk, and an investment in Common Shares will be subject to market discount risk, inflation risk and municipal bond market risk, each of which is more fully described below.

Newly Organized

The Fund is a newly organized, non-diversified, closed-end management investment company and has no operating history.

Interest Rate Risk

Interest rate risk is the risk that changes in interest rates will adversely affect the yield or value of the Fund's investments in municipal bonds. Generally, when interest rates fall, bond prices rise, and vice versa. Increases in market interest rates will cause the municipal bonds in the Fund's portfolio to decline in value. The prices of long-term municipal bonds generally fluctuate more than prices of shorter-term municipal bonds as interest rates change. Because the Fund will invest primarily in long-term municipal bonds, the Common Share net asset value and market price per share will fluctuate more in response to changes in market interest rates than if the Fund invested primarily in shorter-term municipal bonds. The Fund's use of leverage, as described below, will tend to increase Common Share interest rate risk. The Fund may utilize certain strategies for the purpose of reducing the interest rate sensitivity of the portfolio and decreasing the Fund's exposure to interest rate risk, although there is no assurance that it will do so or that such strategies will be successful.

Credit Risk

Credit risk is the risk that one or more municipal bonds in the Fund's portfolio will decline in price or fail to pay interest or principal when due, because the issuer of the bond experiences a decline in its financial status. In general, lower rated municipal bonds carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund's net asset value or dividends. The Fund may invest up to 25% of its net assets in municipal bonds that are rated below investment grade by Moody's, S&P or Fitch or that are unrated but judged to be of comparable quality by Alliance. The prices of these lower grade municipal bonds are more sensitive to negative developments, such as a decline in the issuer's revenues or a general economic downturn, than are the prices of higher-grade securities. Municipal bonds of below investment grade quality (commonly referred to as "junk bonds") are predominately speculative with respect to the issuer's capacity to pay interest and repay principal when due, and therefore involve a greater risk of default. Municipal bonds in the lowest investment grade category may also be considered to possess some speculative characteristics by certain rating agencies.

Concentration Risk

As described above, except to the extent the Fund invests in temporary investments, the Fund will invest substantially all of its net assets in New York Municipal Bonds. The Fund is therefore susceptible to political, economic or regulatory factors affecting issuers of New York Municipal Bonds. The information set forth below is derived from sources that are generally available to investors. The information is intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of New York (the"State").

The State remains one of the wealthier states in the nation. However, forecasts for the State economy foresee slower growth in 2001. Unemployment in 2000 averaged 4.6 percent, but employment growth is expected to slow to within the range of 0.7 to 1.3 percent in 2001. Personal income grew by 7.5 percent in 2000, fueled in part by a large increase in finance sector bonus payments at the beginning of the year and strong growth in total employment. Personal income is anticipated to grow by 3.3 percent in 2001. The slowdown in growth is attributable primarily to slower national employment growth and weakness in income payments, particularly bonuses in the finance sector.

Overall, the economies of the State, and particularly of New York City (the "City"), are dependent on the strength of the finance and services sectors. The U.S. stock markets have recently experienced a period of increased volatility. Both the State and City remain susceptible to downturns in the finance sector and stock market, which could cause additional adverse changes in wage and employment levels. Several indicators, including employment, industrial production, real income and sales, have recently provided evidence that the economy is slowing. Forecasters have cautioned of the possibility of a recession or near recession in 2001. In the near term, the most significant risks to the economies of the State and the City revolve around the impact of the terrorist attacks on the World Trade Center on September 11, 2001.

Population and employment growth levels in the upstate counties have been minimal and have not approached averages of downstate counties. Employment losses in the manufacturing sector continue to constrain both population and employment growth in upstate areas. Upstate and downstate areas have been hampered in part by the State's very high State and local tax burden relative to other states. The burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

As of [________,] 2001, Moody's rated the City's outstanding general obligation bonds A2, S&P rated such bonds A and Fitch rated such bonds A+. As of [___________], 2001, Moody's had given the State's general obligation bonds a rating of A2, S&P had given the bonds a rating of AA, and Fitch had given the bonds a rating of AA. These ratings reflect the City's and the State's credit quality only, and do not indicate the creditworthiness of tax-exempt securities of other issuers in which the Fund may invest. Furthermore, it cannot be assumed that the City or the State will maintain their current credit ratings.

The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of New York Municipal Bonds and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such bonds held by the Fund are subject.
Additionally, many factors including national economic, social and environmental policies and conditions, which are not within the control of the issuers of New York Municipal Bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of New York Municipal Bonds, the market value or marketability of such bonds or the ability of the respective issuers of the municipal bonds acquired by the Fund to pay interest on or principal of such bonds. This information has not been independently verified.

For a more detailed description of these and other risks affecting investment in New York Municipal Bonds, see "Appendix
D--Factors Pertaining to New York" in the SAI.

Leverage Risk

The use of leverage through the issuance of Preferred Shares creates an opportunity for increased Common Share net income, but also involves special risks for Common Shareholders. There is no assurance that the Fund's leveraging strategy involving Preferred Shares will be successful. Once the Preferred Shares are issued, the net asset value and market value of Common Shares will be more volatile, and the yield to Common Shareholders will tend to fluctuate with changes in the shorter-term dividend rates on the

Preferred Shares. The Fund anticipates that the Preferred Shares, at least initially, would likely pay cumulative dividends at rates determined over relatively shorter-term periods (such as 7 days), by providing for the periodic redetermination of the dividend rate through an auction or remarketing procedure. See "Description of Shares--Preferred Shares." Long-term municipal bond rates of return are typically, although not always, higher than shorter-term municipal bond rates of return. If the dividend rate on the Preferred Shares approaches the net rate of return on the Fund's investment portfolio, the benefit of leverage to Common Shareholders would be reduced. If the dividend rate on the Preferred Shares exceeds the net rate of return on the Fund's portfolio, the leverage will result in a lower rate of return to Common Shareholders than if the Fund were not leveraged. Because the long-term municipal bonds in the Fund's portfolio will typically pay fixed rates of interest while the dividend rate on the Preferred Shares will be adjusted periodically, this could occur even when both long-term and short-term municipal rates rise. In addition, the Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the issuance and ongoing maintenance of the Preferred Shares. Furthermore, if the Fund has net capital gain or other taxable income that is allocated to Preferred Shares (instead of solely tax-exempt income), the Fund may have to pay higher total dividends or Gross-up Dividends to Preferred Shareholders, which would reduce any advantage of the Fund's leverage structure to Common Shareholders without reducing the associated risk. See "Preferred Shares and Related Leverage." Accordingly, the Fund cannot assure you that the issuance of Preferred Shares will result in a higher yield or return to Common Shareholders.

Similarly, any decline in the net asset value of the Fund's investments will be borne entirely by Common Shareholders. Therefore, if the market value of the Fund's portfolio declines, the leverage will result in a greater decrease in net asset value to Common Shareholders than if the Fund were not leveraged. Such greater net asset value decrease will also tend to cause a greater decline in the market price for the Common Shares. The Fund might be in danger of failing to maintain the required 200% asset coverage or of losing its expected [AAA/aaa] ratings on the Preferred Shares or, in an extreme case, the Fund's current investment income might not be sufficient to meet the dividend requirements on the Preferred Shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the Preferred Shares. Liquidation at times of low municipal bond prices may result in capital loss and may reduce returns to Common Shareholders.

While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance where the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

The Fund may also invest in derivative instruments, which may amplify the effects of leverage and, during periods of rising short-term interest rates, may adversely affect the Fund's net asset value per share and income and distributions to Common Shareholders. See "The Fund's Investments" and the SAI under "Investment Objective and Policies--Derivative Investments. "

Market Discount Risk

Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

Municipal Bond Market Risk

This is the risk that special factors, such as legislative changes and local and business developments, may adversely affect the yield or value of the Fund's investments in municipal bonds or other municipal securities. The amount of public information available about the municipal bonds in the Fund's portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of Alliance than would be a stock fund or taxable bond fund. The secondary market for municipal bonds, particularly the below investment grade municipal bonds in which the Fund may invest, also tends to be less well-developed and less liquid than many other securities markets, which may adversely affect the Fund's ability to sell its municipal bonds at attractive prices.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal bonds might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, the Fund could experience delays in collecting principal and interest and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, the Fund may take possession of and manage the assets securing the issuer's obligations on such securities, which may increase the Fund's operating expenses.
Any income derived from the Fund's ownership or operation of such assets may not be tax-exempt.

Non-Diversification

Because the Fund is classified as "non-diversified" under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer. As a result, the Fund will be more susceptible than a more widely diversified fund to any single corporate, economic, political or regulatory occurrence. See "The Fund's Investments." In addition, the Fund must satisfy certain asset diversification rules in order to qualify as a regulated investment company for federal income tax purposes.

Reinvestment Risk

Reinvestment risk is the risk that income from the Fund's municipal bond portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal bonds at market interest rates that are below the portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or the Fund's overall returns.

Inflation Risk

Inflation risk is the risk that the value of assets or income from an investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, Preferred Share dividend rates would likely increase, which would tend to further reduce returns to Common Shareholders.

                     MANAGEMENT OF THE FUND

Directors and Officers

The Board of Directors is responsible for the management of the Fund, including supervision of the duties performed by Alliance.
There are currently [__] Directors of the Fund, [__] of whom are

"interested persons" (as defined in the 1940 Act) and [__] of whom are not "interested persons." The names and business addresses of the Directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

Investment Adviser

Alliance, 1345 Avenue of the Americas, New York, New York 10105, is the Fund's investment adviser. Alliance is a leading global investment management firm supervising client accounts with assets as of September 30, 2001 totaling approximately $[___] billion (of which more than $[___] billion represented the assets of investment companies). Alliance provides diversified investment management and related services globally to a broad range of clients including institutional investors such as corporate and public employee pension funds, endowment funds, domestic and foreign institutions and governments and affiliates, private clients, consisting of high net worth individuals, trusts and estates, charitable foundations, partnerships, private and family corporations and other entities, individual investors by means of retail mutual funds sponsored by Alliance, and institutional investors by means of in-depth research, portfolio strategy, trading and brokerage-related services.

Alliance provides investment advisory services and order
placement facilities for the Fund.   For these advisory services,
the Fund pays Alliance an advisory fee of [___]% of the Fund's average daily net assets.

The employees of Alliance principally responsible for the Fund's investment program are Mr. David M. Dowden and Mr. Terrance T. Hults. Mr. Dowden is a Vice President of Alliance Capital Management Corporation ("ACMC"), the general partner of Alliance, with which he has been associated since 1994. Mr. Hults is a Vice President of ACMC with which he has been associated since 1995.

The Fund's SAI has more detailed information about Alliance and other Fund service providers.

Legal Proceedings

On April 25, 2001, an amended class action complaint entitled Miller et al. v. Mitchell Hutchins Asset Management, Inc. et al. (the "amended Miller complaint"), was filed in federal district court in the Southern District of Illinois against Alliance, Alliance Fund Distributors, Inc. ("AFD") and other defendants alleging violations of the 1940 Act and breaches of common law fiduciary duty.

The allegations in the amended Miller complaint concern six mutual funds with which Alliance has investment advisory agreements, including the Alliance Premier Growth Fund, Alliance Health Care Fund, Alliance Growth Fund, Alliance Quasar Fund, The Alliance Fund and Alliance Disciplined Value Fund. The principal allegations of the amended complaint are that (i) certain advisory agreements concerning these funds were negotiated, approved and executed in violation of the 1940 Act, in particular because certain directors of these funds should be deemed interested persons under the 1940 Act, (ii) the distribution plans for these funds were negotiated, approved and executed in violation of the 1940 Act, and (iii) the advisory fees and distribution fees paid to Alliance and AFD, respectively, are excessive and, therefore, constitute a breach of fiduciary duty.

Alliance and AFD believe that the plaintiffs' allegations are without merit and intend to vigorously defend against these allegations. At the present time, management of Alliance and AFD are unable to estimate the impact, if any, that the outcome of this action may have on Alliance's results of operations or financial condition.

On June 22, 2001, an amended class action complaint entitled Nelson et al. v. AIM Advisors et al. (the "amended Nelson complaint"), was filed in federal district court in the Southern District of Illinois against Alliance, AFD and numerous other defendants in the mutual fund industry alleging violations of the 1940 Act and breaches of common law fiduciary duty.

The allegations in the amended Nelson complaint concern three mutual funds with which Alliance has investment advisory agreements, including Alliance Premier Growth Fund, Alliance Growth Fund and Alliance Quasar Fund. The principal allegations of the amended complaint are that (i) certain advisory agreements concerning these funds were negotiated, approved and executed in violation of the 1940 Act, in particular because certain directors of these funds should be deemed interested persons under the 1940 Act, (ii) the distribution plans for these funds were negotiated, approved and executed in violation of the 1940 Act, and (iii) the advisory and distribution fees paid to Alliance and AFD, respectively, are excessive and, therefore, constitute a breach of fiduciary duty.

Alliance and AFD believe that the plaintiffs' allegations are without merit and intend to vigorously defend against these allegations. At the present time, management of Alliance and AFD are unable to estimate the impact, if any, that the outcome of this action may have on Alliance's results of operations or financial condition.

                         NET ASSET VALUE

The Fund intends to calculate and make available for weekly publication the net asset value ("NAV") of its Common Shares.
The NAV per Common Share will be determined as of the close of trading on the Exchange each Friday or, when Friday is not a Fund business day, on the immediately preceding Fund business day, by adding the market value of all securities in the Fund's portfolio and other assets, subtracting liabilities incurred or accrued, subtracting the aggregate liquidation value of the outstanding Preferred Shares and dividing by the total number of the Fund's Common Shares then outstanding.

For purposes of this computation, portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. However, readily marketable fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Fund to reflect the fair market value of such securities.
The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

                   DIVIDENDS AND DISTRIBUTIONS

The Fund intends to distribute all its net investment income. Dividends from such net investment income will be declared and paid monthly to Common Shareholders. It is expected that the first monthly dividend on the Fund's Common Shares will be declared approximately [60] and paid approximately [90] days after delivery of the shares offered hereby. From and after issuance of the Preferred Shares, monthly distributions of Common Shares will consist of net investment income remaining after the payment of dividends on the Preferred Shares. Net capital gains, if any, will be distributed at least annually to Common Shareholders to the extent such net capital gains are not necessary to satisfy the dividend, redemption or liquidation preferences of any Preferred Shares. For tax purposes, the Fund is currently required to allocate net capital gains and other taxable income, if any, between Common Shares and Preferred

Shares in proportion to total distributions paid to each class for the year in which such net capital gains or other taxable income is realized. See "Tax Matters." While any Preferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares, unless, at the time of such declaration, (a) all accrued Preferred Shares dividends have been paid and (b) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). This limitation on the Fund's ability of make distributions on its Common Shares could under certain circumstances impair the ability to the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

                   DIVIDEND REINVESTMENT PLAN

Pursuant to the Plan, all Common Shareholders whose shares are registered in their own names will have all distributions reinvested automatically in additional Common Shares by [_________] (the "Plan Agent"), as agent under the Plan, unless the shareholder elects to receive cash. Generally, Common Shareholders whose shares are held in the name of a broker or nominee will automatically have distributions reinvested by the broker or the nominee in additional shares under the Plan, unless the Common Shareholder elects to receive distributions in cash. If the service is not available, such distributions will be paid in cash. Certain brokers or nominees may require a Common Shareholder to elect to participate in the Plan to the extent such shareholder desires to participate. Common Shareholders whose Common Shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether and how they may participate in the Plan.

The Plan Agent will furnish you with written information relating to the Plan. Included in such information will be procedures for electing to receive dividends and distributions in cash (or, in the case of shares held in the name of a broker or a nominee who does not participate in the Plan, for electing to participate in the Plan). Common Shareholders whose shares are held in the name of a broker or nominee should contact the broker or nominee for details. All distributions to Common Shareholders who elect not to participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of [___________], as the dividend paying agent.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as Common Shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares of the Fund valued as follows:

         (i) If the Common Shares are trading at NAV or at a premium above NAV at the time of valuation, the Fund will issue new shares at the greater of NAV or 95% of the then current market price.

         (ii) If the Common Shares are trading at a discount from NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's Common Shares in the open market, on the Exchange or elsewhere, for the participants' accounts. Such purchase will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities laws. If the market price exceeds the NAV of a Common Share before the Plan Agent has completed its purchases, the average purchase price per share paid by the Plan Agent may exceed the NAV of the Fund's Common Shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been in shares issued by the Fund.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant and each shareholder's proxy will include those shares purchased pursuant to the Plan. Share certificates will not be issued in the name of individual Plan participants.

There is no direct charge to participants for reinvesting dividends and capital gains distributions. The fees of the Plan Agent for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to Common Shares issued directly by the Fund, as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will bear a pro-rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions paid in cash.

The automatic reinvestment of income and capital gains distributions will not relieve participants of any income tax that may be payable on such income and capital gains distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any income or capital gains distributions paid subsequent to written notice of the change sent to the Plan participant at least 90 days before the date of such income or capital gain distribution. The Plan may also be amended or terminated by the Plan Agent, with the Fund's prior consent, on at least 90 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to the Plan Agent, [_____], at [_______] or by telephone at (800) [________].

                      DESCRIPTION OF SHARES

Common Shares

The Fund is authorized to issue two billion Common Shares, $.001 par value. The Fund's Common Shares have no pre-emptive, conversion, exchange or redemption rights. Each Common Share has equal voting, dividend, distribution and liquidation rights. The Common Shares outstanding are and the Common Shares when issued will be, fully paid and non-assessable. Common Shareholders are entitled to one vote per share. All voting rights for the election of directors are noncumulative, which means that the holders of more than 50% of the Common Shares can elect 100% of the directors then nominated for election if they choose to do so and, in such event the holders of the remaining shares of Common Shares will not be able to elect any directors. The foregoing description and the description below under "Certain Provisions of the Charter Documents" are subject to the provisions contained in the Fund's Charter Documents.

The Fund has no present intention of offering additional shares of Common Shares except under the Plan. See "Dividend Reinvestment Plan." Other offerings of the Fund's Common Shares, if made, will require approval of its Board of Directors. Any additional offering will be subject to the requirement of the 1940 Act that such shares may not be sold at a price below the then NAV, exclusive of sales load, except in connection with an offering to existing Common Shareholders or with the consent of the holders of a majority of the Fund's Common Shares. So long as any of the Fund's Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any net income of or other distributions from the Fund unless all accrued dividends on Preferred Shares have been paid and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to such distributions. See "Preferred Shares," below.

As of the date of this Prospectus, Alliance owned of record and beneficially 100% of the outstanding Common Shares of the Fund, and thus, until the public offering of the Fund's Common Shares is completed, will control the Fund.

Preferred Shares

The Fund's Articles of Incorporation provide that the Board of Directors may classify any unissued shares of capital stock into one or more additional or other classes or series, with rights as determined by the Board of Directors by action by the Board of Directors without the approval of the Common Shareholders. Under the 1940 Act, the Fund is permitted to have outstanding more than one series of Preferred Shares so long as no single series has a priority over another series as to the distribution of assets of
the Fund or the payment of dividends.   Common Shareholders have
no pre-emptive right to purchase any Preferred Shares that might be issued. It is anticipated the NAV per share of the Preferred Shares will equal its original purchase price per share plus accrued dividends per share.

The Fund's Board of Directors has indicated its intention to authorize an offering of Preferred Shares (representing approximately [40]% of the Fund's total assets immediately after the Preferred Shares are issued) within approximately [one] to [three] months after completion of the offering of Common Shares, subject to market conditions and to the Board's continuing to believe that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to Common Shareholders described in this Prospectus. Although the terms of the Preferred Shares, including its dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Directors (subject to applicable law and the Fund's Articles of Incorporation), the Board has stated that it is likely that the initial series of Preferred Shares will be structured to carry a relatively short-term dividend rate, by providing for the periodic adjustment of the dividend rate through an auction, remarketing or other procedure. The Board has also indicated that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be as stated below.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the Preferred Shareholders will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accrued and unpaid dividends, whether or not declared) before any distribution of assets if made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, the Preferred Shareholders will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any corporation or corporations or a sale of all or substantially all of the assets of the Fund will not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights.   Except as otherwise indicated under "The Fund's
Investments - Investment Objective and Policies" in this Prospectus and except as otherwise required by applicable law, Preferred Shareholders will have equal voting rights with Common Shareholders (one vote per share, unless otherwise required by the 1940 Act), and will vote together with holders of Common Shares as a single class.

In connection with the election of the Fund's Directors, Preferred Shareholders, voting as a separate class, will be entitled to elect two of the Fund's Directors, and the remaining Directors will be elected by Common Shareholders and Preferred Shareholders, voting together as a single class. The Fund's Bylaws provide that, so long as any Preferred Shares are outstanding, the Fund will not have less than [__] Directors. If at any time dividends on the Fund's Preferred Shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Board of Directors of the Fund until all dividends in default have been paid or declared and set apart for payment.

The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such rights, or power, or increase or decrease the number of Preferred Shares authorized to be issued. Unless a higher percentage is provided for under the Charter Documents, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to approve any plan of reorganization adversely affecting such shares or any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's investment objective. The class vote of Preferred Shareholders described above will in each case be in addition to a separate class vote of the requisite percentage of Common Shares necessary to authorize the action in question.

Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of the Preferred Shares are expected to provide that they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage. See "Special Leverage Considerations.

The discussion above describes the Board of Directors' present intention with respect to an offering of Preferred Shares. If the Board of Directors determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above subject to applicable law and the Fund's Charter Documents. The Board of Directors, without the approval of the Common Shareholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered within the limits described above.

Certain Provisions of the Charter Documents

The Fund has provisions in its Charter Documents that could limit
(i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions or (iii) the ability of the Fund's Directors or shareholders to amend the Charter Documents, or effect changes in the Fund's management, or convert the Fund to open-end status. These provisions in the Charter Documents may be regarded as "anti-takeover" provisions. Commencing with the first annual meeting of shareholders, the Board of Directors will be divided into three classes, each having a term of three years. At each annual meeting of shareholders, the term of one class of Directors expires. Accordingly, only those Directors in one class may be changed in any one year, and it would require two years to change a majority of the Board of Directors (although under Maryland law procedures are available for the removal of Directors even if they are not then standing for re-election, and under SEC regulations, procedures are available for including shareholder proposals in management's annual proxy statement). The classification of the Board of Directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's shareholders to change the majority of Directors. Under Maryland law and the Fund's Articles of Incorporation, the affirmative vote of the holders of a majority of the votes entitled to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and any amendment to the Fund's Articles of Incorporation. In certain cases, such a transaction might require the approval of a majority of the outstanding Common Shares and Preferred Shares, voting separately by class. The affirmative vote of 75% (which is higher than that required under

Maryland law or the 1940 Act) of the Fund's Common Shares and Preferred Shares voting separately by class, is required generally to authorize any of the following transactions or to amend the provisions of the Articles of Incorporation relating to such transactions if such transactions involve a corporation, person or entity that is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund:

         (i) merger, consolidation or statutory share exchange of the Fund with or into any other corporation;

         (ii) issuance of any securities of the Fund to any entity or person for cash;

         (iii) sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person
    (except assets having an aggregate market value of less than $1,000,000); or

         (iv) sale, lease or exchange to the Fund, in exchange for securities of the Fund of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000).

However, such vote would not be required when, under certain conditions, the Board of Directors approves the transactions described in (i)-(iv) above, although in certain cases involving merger, consolidation or statutory shares exchange or sale of all or substantially all of the Fund's assets, the affirmative vote of a majority of the outstanding Common Shares and Preferred Shares, voting separately by class, would nevertheless be required. The affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding Common Shares and Preferred Shares voting separately by class, is required to convert the Fund to an open-end investment company and to amend the Fund's Articles of Incorporation to effect any such conversion. See "Repurchase of Common Shares; Conversion to Open-End Fund." For the full text of these provisions, see the Charter Documents of the Fund, on file with the SEC.

The provisions of the Charter Documents described above could have the effect of depriving the Common Shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. See "Repurchase of Common Shares; Conversion to Open-End Fund." The overall effect of these provisions is to render difficult the accomplishment of a merger or the assumption of control by a Principal Shareholder. The Board of Directors of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

                  REPURCHASE OF COMMON SHARES;
                   CONVERSION TO OPEN-END FUND

Shares of closed-end investment companies frequently trade at a discount from NAV. In recognition of the possibility that the Fund's Common Shares might similarly trade at a discount, the Fund's Board of Directors had determined that it would be in the interest of shareholders for the Fund to take action to attempt to reduce or eliminate any market value discount from NAV. To that end, the Board of Directors contemplates that the Fund would from time to time take action either to repurchase in the open market or to make a tender offer for its own Common Shares at NAV, or convert the Fund to an open-end investment company.

Subject to the Fund's policy with respect to borrowings, the Fund may incur debt to finance repurchases and tenders. The Fund will comply with the 1940 Act assets coverage requirements. See the SAI [_______]. Interest on such borrowing will reduce the Fund's net income.

The Fund anticipates that the market price of its Common Shares will generally vary from NAV. The market price of the Fund's Common Shares will, among other things, be determined by the relative demand for and supply of such shares in the market, the Fund's investment performance, the Fund's distributions, and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that the Fund's Common Shares may be the subject of tender offers at NAV from time to time may reduce the spread between market price and NAV that might otherwise exist. In the opinion of Alliance, sellers may be less inclined to accept a significant discount if they have a reasonable expectation of being able to recover NAV in conjunction with a possible open market share repurchase, tender offer, or conversion to an open-end investment company. There can be no assurance that open market share repurchases, tender offers, or possible conversion to an open-end investment company will result in the Fund's Common Shares trading at a price that is equal to their NAV or reduce or eliminate any market value discount.

Although the Board of Directors believes that share repurchases and tenders generally would have a favorable effect on the market price of the Fund's shares, it should be recognized that the acquisition of Common Shares by the Fund will decrease the total assets of the Fund and therefore have the effect of increasing the Fund's expense ratio. Because of the nature of the Fund's investment objective, policies and portfolio, Alliance does not anticipate that repurchases and tenders should have an adverse effect on the Fund's investment performance and does not anticipate any material difficulty in disposing of portfolio securities in order to consummate Common Share repurchases or tenders.

Common Shares that have been purchased by the Fund will be retired and will be authorized but unissued shares. The purchase of Common Shares by the Fund will reduce the Fund's NAV.

If the Fund converted to an open-end investment company, it would be required to redeem all Preferred Shares then outstanding (requiring that it liquidate a portion of its investment portfolio), and the Common Shares would likely no longer be listed on the Exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less any redemption charge that is in effect at the time of the redemption.

Before deciding whether to take any action if the Common Shares trade below net asset value, the Board of Directors would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund's Common Shares should trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its shareholders, no action should be
taken.   See the SAI under  "Repurchase of Fund Shares;
Conversion to Open-End Fund" for a further discussion of possible action to reduce or eliminate a discount to NAV.

                           TAX MATTERS

Federal Income Tax Matters

The following federal income tax discussion is based on the advice of Seward & Kissel LLP, counsel to the Fund, and reflects provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing Treasury regulations, rulings published by the Internal Revenue Service (the "Service"), and other applicable authority, as of the date of this Prospectus. These authorities are subject to change by legislative or administrative action. The following discussion is only a summary of some of the important tax considerations generally applicable to investments in the Fund. For more detailed information regarding tax considerations, see the SAI. There may be other tax considerations applicable to particular investors. In addition, income earned through an investment in the Fund may be subject to state and local taxes.

The Fund intends to qualify each year for taxation as a regulated investment company eligible for treatment under the provisions of Subchapter M of the Code. If the Fund so qualifies and satisfies certain annual distribution requirements, the Fund will not be subject to federal income or excise taxes on income distributed in a timely manner to its shareholders in the form of dividends or capital gain distributions. As noted above, the Fund intends to distribute to its shareholders all of its net investment income (including capital gains) for each fiscal year.

 Distributions to you out of tax-exempt interest income earned by the Fund are not subject to federal income tax (other than the AMT). Any exempt-interest dividends derived from interest on municipal securities subject to the AMT will be a specific preference item for purposes of the federal individual and corporate AMT.

The Fund's distributions of net income (or short-term capital gains) that are not tax-exempt are taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains.

Distributions are taxable to you in the manner discussed above even if the distributions are paid from income or gains earned by the Fund before you bought shares (and thus were included in the price you paid for the shares).

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state and local tax consequences of an investment in the Fund in your particular circumstances.

New York Tax Matters

Distributions to residents of New York out of income earned by the Fund from New York municipal securities are exempt from New
York State and New York City personal income taxes.

                          UNDERWRITING

The Underwriters named below, acting through [_________] and [_________] as their representatives (the "Representatives"), have severally agreed, subject to the terms and conditions contained in the Underwriting Agreement to purchase from the Fund the number of Common Shares set forth below opposite their respective names. The Underwriters are committed to purchase and pay for all such Common Shares (other than those covered by the over-allotment option described below) if any are purchased.

Underwriter                                Number of  Shares



The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to [_____] additional Common Shares to cover over-allotments, if
any, at the initial public offering price.   The Underwriters may
exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Common Shares offered hereby. To the extent the Underwriters exercise this option, each Underwriter will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter's initial commitment.

The Fund has agreed to pay a commission to the Underwriters in the amount of up to $[__] per Common Share ([__]% of the public offering price per Common Share). The Representatives have advised the Fund that the Underwriters may pay up to $[__] per Common Share from such commission to selected dealers who sell the Common Shares and that such dealers may reallow a concession of up to $[__] per Common Share to certain other dealers who sell shares. Investors must pay for any Common Shares purchased on or before [_________].

Prior to this offering, there has been no public or private market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund, Alliance and the Representatives. There can be no assurance, however, that the price at which Common Shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The minimum investment requirement is 100 Common Shares.

The Fund has agreed to indemnify the several Underwriters for, or to contribute to the losses arising out of, certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The Fund has agreed not to offer, sell or register with the SEC any equity securities of the Fund, other than issuances of Common Shares, including pursuant to the Plan, and issuances in connection with any offering of Preferred Shares, each as contemplated in this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

The Representatives have informed the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

In connection with this offering, the Underwriters may purchase and sell Common Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Common Shares and syndicate short positions involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase from the Fund in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account, may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Common Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the Exchange or otherwise.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

[Alliance (and not the Fund) will pay to [_________] from its own resources additional compensation in connection with the offering of the Common Shares in the form of a structuring fee in an amount equal to $[____].]

                  CUSTODIAN AND TRANSFER AGENT

The Fund's securities and cash are held under a Custodian
Agreement by [_________]. The Fund's assets are held under bank custodianship in compliance with the 1940 Act. [_________] will act as the Fund's transfer agent, dividend-paying agent and registrar.

                          LEGAL MATTERS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Seward & Kissel LLP and for the Underwriters by [_________]. Seward & Kissel LLP will rely upon the opinion of Ballard Spahr Andrews & Ingersoll, LLP for matters relating to Maryland law.

                   TABLE OF CONTENTS FOR THE
               STATEMENT OF ADDITIONAL INFORMATION

                           [TO FOLLOW]

                    [______________] Shares

                   ALLIANCE NEW YORK MUNICIPAL
                       INCOME FUND

                         Common Shares



                           PROSPECTUS
                      [____________], 2002


                        [UNDERWRITERS]

             ALLIANCE NEW YORK MUNICIPAL INCOME FUND
               STATEMENT OF ADDITIONAL INFORMATION
                       [__________], 2001

         Alliance New York Municipal Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company.

         This Statement of Additional Information ("SAI") relating to common shares of the Fund ("Common Shares") does not constitute a prospectus, but should be read in conjunction with the Fund's prospectus relating thereto dated [_______], 2001 (the "Prospectus"). This SAI does not include all information that a prospective investor should consider before purchasing Common Shares, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (800) [______]. You may also obtain a copy of the Prospectus on the Securities and Exchange Commission's ("SEC") web site (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

                        TABLE OF CONTENTS

USE OF PROCEEDS

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT RESTRICTIONS

MANAGEMENT OF THE FUND

INVESTMENT MANAGER AND PORTFOLIO MANAGER

PORTFOLIO TRANSACTIONS

DISTRIBUTIONS

DESCRIPTION OF SHARES

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

TAX MATTERS

PERFORMANCE RELATED AND COMPARATIVE INFORMATION

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

INDEPENDENT ACCOUNTANTS

COUNSEL

REGISTRATION STATEMENT

REPORT OF INDEPENDENT ACCOUNTANTS

FINANCIAL STATEMENTS

APPENDIX A - Ratings of Investments                          A-1

APPENDIX B - Futures Contracts and Related Options           B-1

APPENDIX C - Performance Related and Comparative and Other

Information                                                  C-1

APPENDIX D - Factors Pertaining to New York                  D-1



This Statement of Additional Information is dated [__________],

2001

                         USE OF PROCEEDS

         The net proceeds of the offering of Common Shares of the Fund will be approximately $[________] (or $[_______] if the Underwriters exercise the over-allotment option in full) after payment of organization and offering costs.

         The Fund will pay organizational and offering expenses estimated at $[______] from the proceeds of the offering. Alliance Capital Management L.P. ("Alliance"), the Fund's investment adviser, has agreed to pay the amount by which the aggregate of all organizational expenses and offering costs (other than the sales load) exceeds $[___] per Common Share. Pending investment in Municipal Bonds (as hereinafter defined) that meet the Fund's investment objective and policies, the net proceeds of the offering will be invested in high quality, short-term tax-exempt money market securities or in high quality Municipal Bonds with relatively low volatility (such as pre-refunded and intermediate-term bonds), to the extent such securities are available. If necessary to invest fully the net proceeds of the offering immediately, the Fund may also purchase, as temporary investments or for defensive purposes, short-term tax-exempt or taxable investments, the income on which is subject to regular federal, New York State and New York City income taxes of the type described under "Investment Objective and Policies Short Term--Investments/Temporary Defensive Strategies."

                INVESTMENT OBJECTIVE AND POLICIES

         The investment objective and general investment policies of the Fund are described in the Prospectus. Additional information concerning the characteristics of certain of the Fund's investments is set forth below.

Municipal Bonds

         Under normal market conditions, the Fund will invest substantially all of its total assets in municipal bonds which pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by Alliance to be reliable), is exempt from federal, New York State and New York City income taxes ("New York Municipal Bonds"). As a matter of fundamental policy, the Fund will normally invest at least 80% of its net assets in New York Municipal Bonds paying interest that is exempt from federal, New York State and New York City income taxes. The Fund may invest without limit in Municipal Bonds with interest that is subject to the alternative minimum tax ("AMT"). "Municipal Bonds" as used in this SAI refers generally to municipal bonds that pay interest that is exempt from federal income tax.

         The New York Bonds in which the Fund will invest are generally issued by the State of New York, a city in New York, or a political subdivision, agency, authority or instrumentality of such state or city.

         Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Although the Fund intends to invest a substantial portion of its assets in longer-term Municipal Bonds, the Fund may purchase general obligation bonds and limited obligation bonds (or revenue bonds). General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. [Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor)].

         The Fund will invest at least 75% of its net assets in Municipal Bonds that at the time of investment are investment grade quality. Investment grade quality bonds are bonds rated within the four highest grades (Baa or BBB or better by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P") or Fitch, Inc. ("Fitch")) or bonds that are unrated but judged to be of comparable quality by Alliance. The Fund may invest up to 25% of its net assets in Municipal Bonds that, at the time of investment, are rated below investment grade by Moody's, S&P or Fitch or unrated but judged to be of comparable quality by Alliance. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as "junk bonds." For a description of the risks associated with lower quality securities, see "High Yield Securities (`Junk Bonds')" below.

         The Fund will primarily invest in Municipal Bonds with long-term maturities in order to maintain a weighted average maturity of 15-30 years, but the average weighted maturity of obligations held by the Fund may be shortened, depending on market conditions. As a result, the Fund's portfolio at any given time may include both long-term and intermediate-term Municipal Bonds. Moreover, during temporary or defensive periods (e.g., times when Alliance believes that temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term Municipal Bonds are available), and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest any percentage of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields. Tax-exempt short-term investments include various obligations issued by state and local governmental issuers, such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue anticipation notes or other such Municipal Bonds maturing in three years or less from the date of issuance) and municipal commercial paper. The Fund will invest only in taxable short-term investments which are U.S. Government securities or securities rated within the highest grade by Moody's, S&P or Fitch, and which mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for a general description of Moody's, S&P's and Fitch's ratings of securities in such categories. [Taxable short-term investments of the Fund may include certificates of deposit issued by U.S. banks with assets of at least $1 billion, or commercial paper or corporate notes, bonds or debentures with a remaining maturity of one year or less, or repurchase agreements.] See "Short-Term Investments/ Temporary Defensive Strategies." To the extent the Fund invests in taxable investments, the Fund will not at such times be in a position to achieve its investment objective.

         Also included within the general category of Municipal Bonds in which the Fund may invest are participations in lease obligations [or installment purchase contract obligations of municipal authorities or entities] ("Municipal Lease Obligations"). Although a Municipal Lease Obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. There have been challenges to the legality of lease financing in numerous states, and, from time to time, certain municipalities have considered not appropriating money for lease payments. In deciding whether to purchase a Municipal Lease Obligation, Alliance will assess the financial condition of the borrower, the merits of the project, the level of public support for the project, and the legislative history of lease financing in the state. These securities may be less readily marketable than other Municipal Bonds. The Fund may also purchase unrated lease obligations if determined by Alliance to be of comparable quality to rated securities in which the Fund is permitted to invest.

         Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request- -usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

         The Fund may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements ("SBPAs"). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of the Fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest rating. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.

         Unless otherwise indicated, all limitations applicable to the Fund's investments (as stated above and elsewhere in this SAI) apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed by Alliance to be of comparable quality), or change in the percentage of the Fund's assets invested in certain securities or other instruments, or change in the average maturity or duration of the Fund's investment portfolio, resulting from market fluctuations or other changes in the Fund's total assets, will not require the Fund to dispose of an investment until Alliance determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, Alliance will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

         Municipal Bonds are subject to credit and market risk.
Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

         New York Municipal Bonds are also subject to concentration risk. Because the Fund will invest substantially all of its net assets in New York Municipal Bonds, the Fund is susceptible to political, economic or regulatory factors affecting issuers of New York Municipal Bonds. (See Risks -
Concentration Risk in the Fund's Prospectus.)

         The Fund may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Fund may also sell Municipal Bonds due to changes in Alliance's evaluation of the issuer. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect the Fund's ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities.

         Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.

         Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal or the interest on its Municipal Bonds may be materially affected. The Fund will be particularly subject to these because it focuses its investments in a particular state.

         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of the Fund's portfolio would be affected. Additionally, the Fund would reevaluate the Funds' investment objectives and policies.

         Factors Pertaining to New York

         Factors pertaining to New York are set forth in Appendix D.

Short-Term Investments/Temporary Defensive Strategies

         Upon Alliance's recommendation, temporarily or for defensive purposes and in order to keep the Fund's cash fully invested, including the period during which the net proceeds of the offering are being invested, the Fund may invest up to 100% of its net assets in short-term investments including high quality, short-term securities that may be either tax-exempt or taxable. The Fund intends to invest in taxable short-term investments only in the event that suitable tax-exempt short-term investments are not available at reasonable prices and yields.
To the extent the Fund invests in taxable short-term investments, the Fund will not at such times be in a position to achieve its investment objective of providing current income exempt from federal, New York State and New York City income taxes.

Other Municipal Securities

         Municipal notes in which the Fund may invest include demand notes, which are tax-exempt obligations that have stated maturities in excess of one year, but permit the holder to sell back the security (at par) to the issuer within one to seven days notice. The payment of principal and interest by the issuer of these obligations will ordinarily be guaranteed by letters of credit offered by banks. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and may be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals.

         Other short-term obligations constituting municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and tax-exempt commercial paper. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as ad valorem, income, sales, and use and business taxes. Revenue anticipation notes are issued in expectation of receipt of other types of revenues, such as federal revenues available under the Federal Revenue Sharing Programs. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most such cases, the long-term bonds provide the money for the repayment of the notes.

         Tax-Exempt Commercial Paper ("Municipal Paper") is a short-term obligation with a stated maturity of 365 days or less (however, issuers typically do not issue such obligations with maturities longer than seven days). Such obligations are issued by state and local municipalities to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

         Certain Municipal Bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

         While the various types of notes described above as a group represent the major portion of the tax-exempt note market, other types of notes are available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

High Yield Securities ("Junk Bonds")

         The Fund may invest up to 25% of its net assets in Municipal Bonds that, at the time of investment, are rated below investment grade by Moody's, S&P or Fitch or unrated but judged to be of comparable quality by Alliance. Bonds of below investment grade quality (Ba/BB or below) are commonly referred to as "high yield securities" or "junk bonds." Issuers of bonds rated below investment grade are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions that could adversely affect such payment capacity. Municipal bonds rated Baa or BBB are considered "investment grade" securities, although such bonds may be considered to possess some speculative characteristics. Municipal Bonds rated AAA in which the Fund may invest may have been so rated on the basis of the existence of insurance guaranteeing the timely payment, when due, of all principal and interest.

         High yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments and, therefore, carry greater price volatility and principal and income risk, including the possibility of issuer default and bankruptcy and increased market price volatility.

         High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of an issuer to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. Alliance seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

         The secondary market on which high yield securities are traded may be less liquid than the market for higher-grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly and the Fund may have greater difficulty selling its portfolio securities. The Fund will be more dependent on Alliance's research and analysis when investing in high yield securities. Alliance seeks to minimize the risks of investing in all securities through diversification, in-depth credit analysis and attention to current developments in interest rates and market conditions.

         A general description of Moody's, S&P's and Fitch's ratings of Municipal Bonds is set forth in Appendix A hereto.
The ratings of Moody's, S&P and Fitch represent their opinions as to the quality of the Municipal Bonds they rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, Municipal Bonds with the same maturity, coupon and rating may have different yields while obligations with the same maturity and coupon with different ratings may have the same yield. For these reasons, the use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. Alliance does not rely solely on credit ratings when selecting securities for the Fund, and develops its own independent analysis of issuer credit quality.

         The Fund's credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event that a rating agency or Alliance downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell such a security, Alliance may consider such factors as Alliance's assessment of the credit quality of the issuer of such security, the price at which such security could be sold and the rating, if any, assigned to such security by other rating agencies.
However, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities.

Variable and Floating Rate Securities

         Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

         The Fund may invest in floating rate debt instruments ("floaters") [and engage in credit spread trades.] The interest rate on a floater is a variable rate which is tied to another interest rate, such as a municipal bond index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. [A credit spread trade is an investment position relating to a difference in the prices or interest rates of two bonds or other securities, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.]

Derivative Instruments

         In pursuing its investment objective, the Fund may purchase and sell (write) both put options and call options on securities, swap agreements, and securities indexes, and enter into interest rate and index futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes or as part of their overall investment strategies. The Fund also may enter into swap agreements with respect to interest rates and indexes of securities. If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, the Fund may also use those instruments, provided that the Directors determine that their use is consistent with the Fund's investment objective.

         The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of Alliance to forecast interest rates and other economic factors correctly. If Alliance incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss. The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If Alliance incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. Income earned by the Fund from many derivative strategies will be treated as capital gain and, if not offset by net realized capital loss, will be distributed to shareholders in taxable distributions.

Options on Municipal and U.S. Government Securities

         In an effort to increase current income and to reduce fluctuations in net asset value, the Fund intends to write covered put and call options and purchase put and call options on municipal securities and U.S. Government securities that are traded on U.S. exchanges. There are no specific limitations on the writing and purchasing of options by the Fund.

         A put option gives the purchaser of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in the Fund. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets in a segregated account with the Fund's custodian. A put option written by a Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with the Fund's custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

         The Fund intends to write call options for cross-hedging purposes. A call option is for cross-hedging purposes if a Fund does not own the underlying security, and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes its obligation under the option by maintaining in a segregated account with the Fund's custodian liquid assets in an amount not less than the market value of the underlying security, marked to market daily. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

         In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security declined by an amount in excess of the premium paid. It would realize a loss if the price of the underlying security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.

         If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the option holder to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction. The Fund retains the premium received from writing a put or call option whether or not the option is exercised. See Appendix C for a further discussion of the use, risks and costs of option trading.

         The Fund may purchase or write options on securities of the types in which they are permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance, and Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written in negotiated transactions may be are illiquid and it may not be possible for the Fund to effect a closing transaction at a time when Alliance believes it would be advantageous to do so. See "Illiquid Securities" below.

         Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

         There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

         If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

Futures Contracts and Options on Futures Contracts.

         The Fund may enter into contracts for the purchase or sale for future delivery of municipal securities or obligations of the U.S. Government securities or contracts based on financial indices, including an index of municipal securities or U.S. Government securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts written or purchased by the Fund will be traded on U.S. exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in interest rates which otherwise might either adversely affect the value of the securities held by the Fund or adversely affect the prices of securities which a Fund intends to purchase at a later date.

         The Fund has adopted a policy that futures contracts and options on futures contracts only be used as a hedge and not for speculation. In addition to this requirement, the Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate of the market value of the Fund's outstanding futures contracts and the market value of the futures contracts subject to outstanding options written by the Fund would exceed [_]% of the total assets.

         The correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities hedged or used for cover will not be perfect and could produce unanticipated losses. If the value of the index increases, the purchaser of the futures contract thereon will be entitled to a cash payment. Conversely, if the value of the index declines, the seller of a futures contract will be entitled to a cash payment. In connection with its purchase of index futures the Fund will deposit liquid assets equal to the market value of the futures contract (less related margin) in a segregated account with the Fund's custodian or a futures margin account with a broker. If Alliance were to forecast incorrectly, the Fund might suffer a loss arising from adverse changes in the current contract values of the bond futures or index futures which it had purchased or sold. A Fund's ability to hedge its positions through transactions in index futures depends on the degree of correlation between fluctuations in the index and the values of the securities which the Fund owns or intends to purchase, or general interest rate movements.

         For additional information on the use, risks and costs of futures contracts and options on futures contracts, see
Appendix B.

         Risks Associated with Futures and Futures Options.
There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge maybe unsuccessful to some degree because of market behavior or unexpected interest rate trends.

         Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that the Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of the Fund's holdings of Municipal Bonds. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

         Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Interest Rate Transactions-(Swaps, Caps, and Floors)

         The Fund may enter into interest rate swaps and may purchase or sell interest rate caps and floors.

         The Fund enters into these transactions primarily to preserve a return or spread on a particular investment or portion of the Fund. The Fund may also enter into these transactions to protect against price increases of securities Alliance anticipates purchasing for the Fund at a later date. The Fund does not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

         The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether they are hedging their assets or their liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued daily, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the custodian. If the Fund enters into an interest rate swap on other than a net basis, the Fund will maintain in a segregated account with the custodian the full amount, accrued daily, of the Fund's obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor unless the unsecured senior debt or the claims paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. Alliance will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Fund would have contractual remedies. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. Alliance has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors it will maintain in a segregated account with the custodian liquid assets equal to the full amount, accrued daily, of the Fund's obligations with respect to any caps or floors.

         The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Fund securities transactions. If Alliance were incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what they would have been if these investment techniques were not used. Moreover, even if Alliance is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets of principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. The Fund may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

Repurchase Agreements

         The Fund may seek additional income by investing in repurchase agreements pertaining only to U.S. Government securities. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund maintains procedures for evaluating and monitoring the creditworthiness of vendors of repurchase agreements. In addition, the Fund requires continual maintenance of collateral held by the Fund's custodian in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, a Fund might be delayed in, or prevented from, selling the collateral for its benefit. Repurchase agreements may be entered into with member banks of the Federal Reserve System including the Fund's custodian or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. It is the Fund's current practice to enter into repurchase agreements only with such primary dealers.

Short Sales

         The Fund may make short sales of securities as part of its overall portfolio management strategy involving the use of derivative instruments and to offset potential declines in long positions in securities in the Fund's portfolio. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. Although short sale transactions are not currently available with respect to Municipal Bonds, the Fund may engage in short sales on taxable bonds and on futures contracts with respect to Municipal Bonds and taxable bonds.

         When the Fund makes a short sale on a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

         If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

         To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of segregated assets determined to be liquid by Alliance in accordance with procedures established by the Board of Directors. The Fund does not intend to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated assets exceeds one-third of the value of the Fund's net assets. This percentage may be varied by action of the Directors. A short sale is "against the box" to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund will engage in short selling to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act") and rules and interpretations thereunder.

Illiquid Securities

         The Fund may invest in illiquid securities. Illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Fund over-the-counter and the cover for options written by the Fund over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of Fund securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such Fund securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the National Association of Securities Dealers, Inc. (NASD).

         Alliance, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, Alliance will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

Portfolio Trading and Turnover Rate

         Portfolio trading may be undertaken to accomplish the investment objective of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Alliance believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage to a limited extent in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, or to recognize a gain.

         A change in the securities held by the Fund is known as "portfolio turnover." Alliance manages the Fund without regard generally to restrictions on portfolio turnover. The use of certain derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of the Fund, the higher these transaction costs borne by the Fund generally will be. Transactions in the Fund's portfolio securities may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund's performance. The portfolio turnover rate of the Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and
(b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less.

Other Investment Companies

         The Fund may invest up to 10% in securities of other open- or closed-end investment companies that invest primarily in Municipal Bonds of the types in which the Fund may invest directly. The Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares or the Fund's preferred shares (called "Preferred Shares" herein), during periods when there is a shortage of attractive, high-yielding Municipal Bonds available in the market, or when Alliance believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by Alliance or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses and would remain subject to payment of the Fund's management fees with respect to assets so invested. Holders of Common Shares ("Common Shareholders") would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Alliance will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available Municipal Bond investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Fund's Prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

When-Issued, Delayed Delivery and Forward
Commitment Transactions

         The Fund may purchase or sell municipal bonds on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment by the Fund and settlement, no payment is made for the securities purchased by the purchaser, and, thus, no interest accrues to the purchaser from the transaction. The use of forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell municipal bonds which it owned on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Fund might sell a municipal security held by the Fund and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if Alliance were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices less favorable than the current market value.

         When-issued municipal securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitment transactions only with the intention of actually receiving or delivering the municipal securities, as the case may be. To facilitate such transactions, the Fund's custodian bank will maintain, in a separate account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase municipal securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. When-issued municipal securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate municipal authorities. Any significant commitment of Fund assets to the purchase of securities on a "when, as an if issued" basis may increase the volatility of the Fund's net asset value. At the time the Fund makes the commitment to purchase or sell a municipal security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. No [when-issued] or forward commitments will be made by the Fund if, as a result, more than [20]% of the value of such Fund's total assets would be committed to such transactions.

Zero Coupon Bonds

         The Fund may invest a maximum of [__]% of its total assets in zero coupon bonds, which are debt obligations that do not entitle the holder to any periodic payments prior to maturity and are issued and traded at a discount from their face amounts. The discount varies depending on the time remaining until maturity, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of zero coupon bonds are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do securities having similar maturities and credit quality that do pay periodic interest.

                     INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

         Unless specified to the contrary, the Fund cannot change its investment objective or fundamental policies without the approval of the holders of a "majority of the outstanding" Common Shares and Preferred Shares voting together as a single class, and of the holders of a "majority of the outstanding" Preferred Shares voting as a separate class. A "majority of the outstanding" shares (whether voting together as a single class or voting as a separate class) means (i) 67% or more of such shares present at a meeting, if the holders of more than 50% of those shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. The Fund may not:

         (1) Concentrate its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

         (2) Purchase or sell real estate, although it may purchase securities(including Municipal Bonds) secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

         (3) Purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this SAI, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

         (4) Borrow money or issue any senior security, except the fund may, in accordance with provisions of the 1940 Act, (a) borrow from a bank or other entity in a privately arranged transaction and issue commercial paper, bonds, debentures or notes, in series or otherwise, with such interest rates, conversion rights and other terms and provisions as are determined by the Fund's Board of Directors, if after such borrowing or issuance there is asset coverage of at least 300% as defined in the 1940 Act; (b) issue Preferred Shares with such preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as are determined by the Fund's Board of Directors, if after such issuance there is asset coverage of at least 200% as defined in the 1940 Act; and (c) borrow for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund;

         (5) Pledge, hypothecate, mortgage or otherwise encumber its assets, except (i) to secure permitted borrowings, (ii) in connection with initial and variation margin deposits relating to futures contracts and (iii) any segregated accounts established in accordance with its investment objective and policies.

         (6) Act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it maybe deemed to be an underwriter under the federal securities laws.

         The Fund's industry concentration policy does not preclude it from focusing investments in issuers in a group of related industries (such as different types of utilities).

                     MANAGEMENT OF THE FUND

Directors and Officers

         The business and affairs of the Fund are managed under the direction of the Board of Directors. The Directors and officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each such Director and officer is also a trustee, director or officer of other registered investment companies sponsored by the Investment Adviser. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, New York 10105.

Directors

         [To be added by amendment.]

Officers

         [To be added by amendment.]

         The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation to be paid by the Fund to each of the Directors during its fiscal period ended [___], 2001 (estimating future payments based upon existing arrangements), the aggregate compensation paid to each of the directors during calendar year 2000 by all of the registered investment companies to which Alliance provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                              Total Number
                                              of Funds       Total Number
                                              in the         of Investment
                                              Alliance       Funds Within

                               Total          Fund Complex,  the Funds,
                               Compensation   Including the  Including
                               From the       Fund, as to    the Fund,
                               Alliance Fund  which the      as to which
                 Aggregate     Complex,       Director is a  the Director
Name of          Compensation  Including the  Director or    is a Director
Director         From the Fund Fund           Trustee        or Trustee
___________      _____________ ______________ _____________  _______________


[To be added by amendment.]

         As of [______________], 2001, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

Investment Adviser

         Alliance, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

         Alliance is a leading global investment management firm supervising client accounts with assets as of September 30, 2001, totaling approximately $[__] billion. Alliance provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. Alliance is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, Alliance is able to compete for virtually any portfolio assignment in any developed capital market in the world.

         Alliance, an investment adviser registered under the 1940 Act, is a Delaware limited partnership, of which ACMC, an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), is the general partner. As of September 30, 2001, Alliance Capital Management Holding L.P. ("Alliance Holding") owned approximately [__]% of the outstanding units of limited partnership interest in Alliance ("Alliance Units"). ACMC is the general partner of Alliance Holding, whose equity interests are traded on the New York Stock Exchange, Inc. (the "Exchange") in the form of units ("Alliance Holding Units"). As of September 30, 2001, AXA Financial, together with certain of its wholly-owned subsidiaries, including ACMC, beneficially owned approximately [__]% of the outstanding Alliance Holding Units and [___]% of the outstanding Alliance Units. AXA Financial, a Delaware corporation, is a wholly-owned subsidiary of AXA, a French company.

         Under the Advisory Agreement, Alliance furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees, as well as certain Directors of the Fund may be employees of Alliance or its affiliates.

         Alliance is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office space and certain other equipment, investment advisory and administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Securities and Exchange Commission and with state regulatory authorities).

         The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by Alliance, the Fund may utilize personnel employed by Alliance or by other subsidiaries of Equitable. The Fund may employ its own personnel or contract for services to be performed by third parties. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors.

         For the services rendered by Alliance under the Advisory
Agreement, the Fund pays Alliance at the annual rate of [__]% of the average daily value of the Fund's net assets. The fee is accrued daily and paid monthly.

         The Advisory Agreement became effective on [______________]. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors including the Directors who are not parties to the Advisory Agreement or interested persons, as defined in the 1940 Act, of any such party at a meeting called for the purpose and held on [______________].

         The Advisory Agreement continues in effect until [____________], and shall continue in effect thereafter, provided that such continuance is specifically approved at least annually by the Fund's Directors or by a majority vote of the holders of the outstanding voting securities of the Fund and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement, or interested persons, as defined in the 1940

Act, of any such party, at a meeting in person called for the purpose of voting on such matter.

         The Advisory Agreement may be terminated without penalty on 60 days' written notice by a vote of a majority of the outstanding voting securities, by a vote of the majority of the Directors or by Alliance on 60 days' written notice, and will automatically terminate in the event of assignment. The Advisory Agreement provides that Alliance shall not be liable under the Advisory Agreement for any mistake of judgment, or in any event whatsoever, except for lack of good faith, provided that Alliance shall be liable to the Fund and security holders by reason of willful misfeasance, bad faith or gross negligence or of reckless disregard of its obligations and duties under the Advisory Agreement.

         Certain other clients of Alliance may have investment objectives and policies similar to those of the Fund. Alliance may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of Alliance to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by Alliance to the accounts involved, including the Fund. When two or more of the clients of Alliance (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Investment Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Global Dollar Government Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance Health Care Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Money Market Fund, Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Select Investor

Series, Inc., Alliance Technology Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance Worldwide Privatization Fund, Inc., AllianceBernstein Disciplined Value Fund, Inc., AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Utility Income Fund, Inc., The Alliance Fund, Inc., The Alliance Funds, The AllianceBernstein Trust, The Korean Investment Fund, Inc., Sanford C. Bernstein Fund, Inc. and EQ Advisors Trust, all registered open-end investment companies; and to ACM Government Opportunity Fund, Inc., ACM Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

                      EXPENSES OF THE FUND

Administrator

         Alliance is also the Fund's Administrator and as such performs or arranges for the performance of the following services:

         - prepares and assembles reports required to be sent to Fund stockholders and arranges for the printing and dissemination of such reports;

         - assembles reports required to be filed with the SEC and files such completed reports with the SEC;

         - arranges for the dissemination to stockholders of the Fund's proxy materials and oversees the tabulation of proxies by the Fund's transfer agent;

         - negotiates the terms and conditions under which custodian services will be provided to the Fund and the fees to be paid by the Fund to its custodian;

         - negotiates the dividend disbursing services fees to be paid by the Fund and reviews the provision of dividend disbursing services to the Fund;

         - calculates, or arranges for the calculation of, the net asset value of the Fund's shares;

         -    calculates the fee payable to Alliance;

         - determines the amounts available for distribution as dividends and distributions to be paid by the Fund to its stockholders; prepares and arranges for the printing of dividend notices to stockholders; and provides the Fund's dividend disbursing agent and custodian with such information as is required for them to effect the payment of dividends and distributions and to implement the Fund's dividend reinvestment plan;

         - assists in providing to the Fund's independent accountants such information as is necessary for such accountants to prepare and file the Fund's federal income and excise tax returns and the Fund's state and local tax returns;

         - monitors compliance of the Fund's operation with the 1940 Act and with its investment policies and limitations;

         - monitors compliance of the Fund's operations, with respect to engaging in short sales, with the 1940
              Act and the Code;

         - provides accounting and bookkeeping services (including the maintenance of such accounts, books and records of the Fund as may be required by
              Section 31(a) of the 1940 Act and the rules and regulations thereunder); and

         - makes such reports and recommendations to the Fund's Board of Directors as the Board reasonably requests or deems appropriate.

         The Administrator will benefit from the offer because it will receive fees based in part on the average net assets of the Fund. For the services rendered to the Fund and related expenses borne by the Administrator, the Fund pays the Administrator a monthly fee at the annual rate of [__] of [_]% of the Fund's average weekly net assets.

Code Of Ethics

         The Fund and Alliance have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund. Text-only versions of the codes of ethics can be viewed on line or downloaded from the EDGAR Database on the SEC's internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC's Public Reference Section,450 5th Street, N.W., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

Portfolio Transactions

         Subject to the general supervision and control of the Directors of the Fund, Alliance makes the Fund's portfolio decisions and determines the broker to be used in each specific transaction with the objective of negotiating best price and execution. When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to Alliance. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best execution, the Fund may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund.

         Neither the Fund nor Alliance has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to Alliance for use in rendering investment advice to the Fund, such information may be supplied at no cost to Alliance. While it is impossible to place an actual dollar value on such investment information, its receipt by Alliance probably does not reduce the overall expenses of Alliance to any material extent.

         The investment information provided to Alliance is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment Alliance's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by Alliance in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be used by Alliance in connection with the Fund.

         The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions,

Alliance may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to Alliance in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by Alliance as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to seeking best execution, the Fund may consider sales of shares of the Fund or other investment companies managed by Alliance as a factor in the selection of brokers to execute portfolio transactions for the Fund.

         The Fund may deal in some instances in securities which are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer which is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

         The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with Sanford C. Bernstein & Co., LLC ("SCB & Co."), an affiliate of Alliance. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of Alliance. With respect to orders placed SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

                          DISTRIBUTIONS

         As described in the Fund's Prospectus, initial distributions to Common Shareholders are expected to be declared approximately [60] days, and paid approximately [90] days, from the completion of the offering of the Common Shares, depending on market conditions. To permit the Fund to maintain a more stable monthly distribution, the Fund will initially (prior to its first distribution), and may from time to time thereafter, distribute less than the entire amount of net investment income earned in a particular period. Such undistributed net investment income would be available to supplement future distributions, including distributions which might otherwise have been reduced by a decrease in the Fund's monthly net income due to fluctuations in investment income or expenses, or due to an increase in the dividend rate on the Fund's outstanding Preferred Shares. As a result, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income actually earned by the Fund during such period. Undistributed net investment income will be added to the Fund's net asset value and, correspondingly, distributions from undistributed net investment income will be deducted from the Fund's net asset value.

         For tax purposes, the Fund is currently required to allocate net capital gain and other taxable income, if any, between Common Shares and any Preferred Shares in proportion to total distributions paid to each class for the year in which such net capital gain or other taxable income is realized. For information relating to the impact of the issuance of Preferred Shares on the distributions made by the Fund to Common Shareholders, see the Fund's Prospectus under "Preferred Shares and Related Leverage."

         While any Preferred Shares are outstanding, the Fund may not declare any cash dividend or other distribution on its Common Shares unless at the time of such declaration (1) all accumulated dividends on the Preferred Shares have been paid and (2) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of any outstanding Preferred Shares. This latter limitation on the Fund's ability to make distributions on its Common Shares could cause the Fund to incur income and excise tax and, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company. See "Tax Matters."

                      DESCRIPTION OF SHARES

Common Shares

         The Fund's Articles of Incorporation (the "Charter") authorizes the issuance of two billion Common Shares, $.001 par value. All Common Shares of the Fund have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. Common Shares have no pre-emptive, conversion, exchange or redemption rights. Each Common Share has equal voting, dividend, distribution and liquidation rights. The Common Shares outstanding are and the Common Shares when issued will be, fully paid and non-assessable. At any time when the

Fund's Preferred Shares are outstanding, Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to such distributions. See "Preferred Shares" below.

         The Common Shares have been approved for listing on the New York Stock Exchange, subject to notice of issuance. The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

         Shares of closed-end investment companies may frequently trade at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominantly in investment grade Municipal Bonds have during some periods traded at prices higher than net asset value and during other periods traded at prices lower than net asset value. There can be no assurance that Common Shares or shares of other municipal funds will trade at a price higher than net asset value in the future. Net asset value will be reduced immediately following the offering of Common Shares after payment of the sales load and organization and offering expenses. Net asset value generally increases when interest rates decline, and decreases when interest rates rise, and these changes are likely to be greater in the case of a fund having a leveraged capital structure. Whether investors will realize gains or losses upon the sale of Common Shares will not depend upon the Fund's net asset value but will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above net asset value or at, below or above the Initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" and the Fund's Prospectus under "Preferred Shares and Related Leverage" and "The Fund's Investments--Municipal Bonds."

Preferred Shares

         Preferred Shares may be issued, in one or more classes or series with such par value and rights as determined by the Board of Directors of the Fund, by action of the Board of Directors without the approval of the Common Shareholders.

         The Fund's Board of Directors has indicated its intention to authorize an offering of Preferred Shares (representing approximately [40]% of the Fund's capital immediately after the time the Preferred Shares are issued) within approximately one to three months after completion of the offering of Common Shares, subject to market conditions and to the Board of Directors' continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Shareholders described in the Prospectus and this SAI. Although the terms of the Preferred Shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board of Directors (subject to applicable law and the Charter) if and when it authorizes a Preferred Shares offering, the Board of Directors has stated that the initial series of Preferred Shares would likely pay cumulative dividends at relatively shorter-term periods (such as 7 days); by providing for the periodic adjustment of the dividend rate through an auction, remarketing or other procedure. The liquidation preference, preference on distribution, voting rights and redemption provisions of the Preferred Shares are expected to be as stated below.

         Limited Issuance of Preferred Shares. Under the 1940 Act, the Fund could issue Preferred Shares with an aggregate liquidation value of up to one-half of the value of the Fund's total net assets, measured immediately after issuance of the Preferred Shares. "Liquidation value" means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the Preferred Shares is less than one-half of the value of the Fund's total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution. If the Fund sells all the Common Shares and Preferred Shares discussed in this Prospectus, the liquidation value of the Preferred Shares is expected to be approximately [40]% of the value of the Fund's total net assets. The Fund intends to purchase or redeem Preferred Shares, if necessary, to keep that fraction below one-half.

         Distribution Preference. The Preferred Shares have complete priority over the Common Shares as to distribution of assets.

         Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares. After payment of the full amount of the liquidating distribution to which they are entitled, holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

         Voting Rights. In connection with any issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act which requires, among other things, that Preferred Shares be voting shares. Except as otherwise provided in the Charter or the Fund's By-Laws (together, the "Charter Documents") or otherwise required by applicable law, holders of Preferred Shares will vote together with Common Shareholders as a single class.

         In connection with the election of the Fund's Directors, holders of Preferred Shares, voting as a separate class, will also be entitled to elect two of the Fund's Directors, and the remaining Directors shall be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In addition, if at any time dividends on the Fund's outstanding Preferred Shares shall be unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Directors until all dividends in arrears have been paid or declared and set apart for payment.

         Unless a higher percentage is provided for under the Charter Documents, the affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, shall be required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund's investment objective or changes in the investment restrictions described as fundamental policies under "Investment Restrictions." The affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding Common Shares and Preferred Shares voting separately by class, is required to convert the Fund from a closed-end to an open-end Fund. The class or series vote of holders of Preferred Shares described above shall in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Shares necessary to authorize the action in question.

         The foregoing voting provisions will not apply with respect to the Fund's Preferred Shares if, at or prior to the time when a vote is required, such shares shall have been (1) redeemed or (2) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

         Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of the Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares, while any resale of shares by the Fund will increase such leverage.

         The discussion above describes the Fund's Board of Directors' present intention with respect to a possible offering of Preferred Shares. If the Board of Directors determines to authorize such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Charter.

                CERTAIN PROVISIONS IN THE CHARTER

Anti-Takeover Provisions

         As described below, the Charter includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors, and could have the effect of depriving Common Shareholders of opportunities to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.

         Commencing with the first annual meeting of shareholders, the Board of Directors will be divided into three classes (Class I, Class II and Class III). At each annual meeting of shareholders, the term of one class will expire and each Director elected to that class will hold office for a term of three years. The classification of the Board of Directors in this manner could delay for an additional year the replacement of a majority of the Board of Directors. Except as provided in the next paragraph, the affirmative vote or consent of at least seventy-five percent (75%) of the Board of Directors and at least seventy-five percent (75%) of the shares of the Fund outstanding and entitled to vote thereon are required to authorize any of the following transactions (each a "Material Transaction"): (1) a merger, consolidation or statutory share exchange of the Fund with or into any other corporation; (2) the issuance of any securities of the Fund to any other person or entity for cash;

(3) a sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate market value of less than $1,000,000); or (4) sale, lease or exchange to the Fund, in exchange for securities of the Fund of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000).

         [In addition, the Charter provides that the Fund may be terminated at any time by vote or consent of at least seventy-five percent (75%) of the Fund's shares.]

         As noted, the voting provisions described above could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. In the view of the Fund's Board of Directors, however, these provisions offer several possible advantages, including: (1) requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the amount of Common Shares required to obtain control; (2) promoting continuity and stability; and (3) enhancing the Fund's ability to pursue long-term strategies that are consistent with its investment objective and management policies. The Board of Directors has determined that the voting requirements described above, which are generally greater than the minimum requirements under the 1940 Act, are in the best interests of the Fund's Common Shareholders generally.

         The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Charter Documents, which have been filed as exhibits to the Fund's registration statement on file with the SEC.

Liability of Directors

         The Charter provides that the obligations of the Fund are not binding upon the Directors of the Fund individually, but only upon the assets and property of the Fund, and that the Directors shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Charter, however, protects a Director against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Shares of a closed-end investment company may frequently trade at prices lower than net asset value. The Fund's Board of Directors regularly monitors the relationship between the market price and net asset value of the Common Shares. If the Common Shares were to trade at a substantial discount to net asset value for an extended period of time, the Board of Directors may consider the repurchase of its Common Shares on the open market or in private transactions, or the making of a tender offer for such shares. There can be no assurance, however, that the Board of Directors will decide to take or propose any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.
The Fund has no present intention to repurchase its Common Shares and would do so only in the circumstances described in this section.

         Notwithstanding the foregoing, at any time when the Fund's Preferred Shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued Preferred Shares dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of the Fund's portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon).

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Directors would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

         The Fund's Board of Directors may also from time to time consider submitting to the holders of the shares of beneficial interest of the Fund a proposal to convert the Fund to an open-end investment company. In determining whether to exercise its sole discretion to submit this issue to shareholders, the Board of Directors would consider all factors then relevant, including the relationship of the market price of the Common Shares to net asset value, the extent to which the Fund's capital structure is leveraged and the possibility of re-leveraging, the spread, if any, between the yields on securities in the Fund's portfolio and interest and dividend charges on Preferred Shares issued by the Fund and general market and economic conditions.

         The Charter requires the affirmative vote or consent of holders of at least seventy-five percent (75%) of each class of the Fund's shares entitled to vote on the matter to authorize a conversion of the Fund from a closed-end to an open-end
investment company.   This seventy-five percent (75%) shareholder
approval requirement is higher than is required under the 1940 Act. Currently, the 1940 Act would require approval of the holders of a "majority of the outstanding" Common Shares and, if issued, Preferred Shares voting together as a single class, and the holders of a "majority of the outstanding" Preferred Shares voting as a separate class, in order to authorize a conversion.

         If the Fund converted to an open-end company, it would be required to redeem all Preferred Shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Fund's Common Shares likely would no longer be listed on the New York Stock Exchange. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

         The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in the Fund's shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

         In addition, a purchase by the Fund of its Common Shares will decrease the Fund's total assets which would likely have the effect of increasing the Fund's expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining. See the Fund's Prospectus under "Risks--Leverage Risk."

         Before deciding whether to take any action if the Fund's Common Shares trade below net asset value, the Board of Directors would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the Board of Directors may determine that, in the interest of the Fund and its shareholders, no action should be taken.

                           TAX MATTERS

         Taxation of the Fund. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

         (a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

         (b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

         (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. Government securities,
              securities of other     regulated investment
              companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's assets is invested in the securities (other than those of the U.S. Government
              or     other regulated investment companies) of any
              one issuer or of two or more issuers which the Fund controls and which are engaged in the same,
              similar,     or related trades or businesses.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including capital gain dividends).

         If the Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

         The Fund may retain for investment its net capital gain.
However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

         If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending October 31, plus any retained amount from the prior year, the Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

         If at any time when Preferred Shares are outstanding the Fund does not meet applicable asset coverage requirements, it will be required to suspend distributions to Common Shareholders until the requisite asset coverage is restored. Any such suspension may cause the Fund to pay the 4% federal excise tax and may, in certain circumstances, prevent the Fund from qualifying for treatment as a regulated investment company. The Fund may redeem Preferred Shares in an effort to comply with the distribution requirement applicable to regulated investment companies and to avoid income and excise taxes. There can be no assurance, however, that any such action would achieve such objectives.

         Fund Distributions. Distributions from the Fund (other than exempt-interest dividends, as discussed below) will be taxable to shareholders as ordinary income to the extent derived from investment income and net short-term capital gains. Distributions of net capital gain (that is, the excess of net gains from the sale of capital assets held more than one year over net losses from the sale of capital assets held for not more than one year) will be taxable to shareholders as such, regardless of how long a shareholder has held the shares in the Fund.

         Exempt-interest dividends. The Fund will be qualified to pay exempt-interest dividends to its shareholders only if, at the close of each quarter of the Fund's taxable year, at least 50% of the total value of the Fund's assets consists of obligations the interest on which is exempt from federal income tax under Code Section 103(a). Distributions that the Fund properly designates as exempt-interest dividends are treated as interest excludable from shareholders' gross income for federal income tax purposes but may be taxable for state and local purposes. Because the Fund intends to qualify to pay exempt-interest dividends, the Fund may be limited in its ability to enter into taxable transactions involving forward commitments, repurchase agreements, financial futures and options contracts on financial futures, tax-exempt bond indices and other assets.

         The Fund designates distributions made to the share classes as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by each class of shareholders is equal to the portion of total Fund distributions received by such class. Thus, the Fund will designate dividends paid as exempt-interest dividends in a manner that allocates such dividends between the Preferred and Common Shareholders in proportion to the total dividends paid to each class during or with respect to the taxable year, or otherwise as required by applicable law. Long-term capital gain distributions and other income subject to regular federal income tax will similarly be allocated between the two (or more) classes.

         Dividend and capital gains distributions will be taxable as described above whether received in cash or in shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder, or the amount of cash allocated to the shareholder for the purchase of shares on its behalf.

         Part or all of the interest on indebtedness, if any, incurred or continued by a shareholder to purchase or carry shares of the Fund paying exempt-interest dividends is not deductible. Under rules used by the Internal Revenue Service (the "Service") to determine when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

         The Fund may invest in tax-exempt municipal securities subject to the AMT. Under current federal income tax law, (i) interest on tax-exempt municipal securities issued after August 7, 1986 which are "specified private activity bonds" and the proportionate share of any exempt-interest dividend paid by a regulated investment company which receives interest from such specified private activity bonds will be treated as an item of tax preference for purposes of the AMT imposed on individuals and corporations although for regular federal income tax purposes such interest will remain fully tax-exempt, and (ii) interest on all tax-exempt obligations will be included in "adjusted current earnings" of corporations for AMT purposes.

         In general, exempt-interest dividends, if any, attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users," within the meaning of Section 147(a) of the Code, of the facilities financed by such obligations or bonds or who are "related persons" of such substantial users.

         The Fund will inform investors within 60 days of the Fund's fiscal year-end of the percentage of its income distributions designated as tax-exempt. The percentage is applied uniformly to all distributions made during the year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

         Hedging Transactions. If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Income earned as a result of the Fund's hedging activities will not be eligible to be treated as exempt-interest dividends when distributed to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

         Return of Capital Distributions. If the Fund makes a distribution to you in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

         Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Distributions are taxable to a shareholder even if they are paid from income or gains earned by the Fund prior to the shareholder's investment (and thus included in the price paid by the shareholder).

         Securities Issued or Purchased at a Discount. The Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.

         Sale or Redemption of Shares. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss realized upon a taxable disposition of shares held for six months or less but not disallowed as provided in the preceding sentence will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

         From time to time the Fund may make a tender offer for its Common Shares. It is expected that the terms of any such offer will require a tendering shareholder to tender all Common Shares and dispose of all Preferred Shares, held, or considered under certain attribution rules of the Code to be held, by such shareholder. Shareholders who tender all Common Shares and dispose of all Preferred Shares held, or considered to be held, by them will be treated as having sold their shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Common Shares, but retains a substantial portion of its Preferred Shares, such shareholder may be treated as having received a taxable dividend upon the tender of its Common Shares. In such a case, there is a remote risk that non-tendering shareholders will be treated as having received taxable distributions from the Fund. Likewise, if the Fund redeems some but not all of the Preferred Shares held by a holder of Preferred Shares ("Preferred Shareholder") and such shareholder is treated as having received a taxable dividend upon such redemption, there is a remote risk that Common Shareholders and non-redeeming Preferred Shareholders will be treated as having received taxable distributions from the Fund. To the extent that the Fund recognizes net gains on the liquidation of portfolio securities to meet such tenders of Common Shares, the Fund will be required to make additional distributions to its shareholders.

         Backup Withholding. The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

         General. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

         New York Tax Matters. Distributions to residents of New York out of income earned by the Fund from New York Municipal Bonds are exempt from New York State and New York City personal income taxes. Distributions of capital gains and other investment income will be subject to New York State and New York City personal income taxes. Interest on indebtedness incurred to buy or carry Fund shares generally will not be deductible for New York income tax purposes. Distributions paid to corporate shareholders will be included in New York entire net income for purposes of the franchise tax.

         PERFORMANCE RELATED AND COMPARATIVE INFORMATION

         The suitability of an investment in Common Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments (including those not subject to the AMT), and from comparable fully taxable investments, in light of each such investor's tax position.

         The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds as categorized by Lipper, Inc. ("Lipper"), Morningstar Inc. or other independent services. Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial ("Bloomberg") and Lipper, that the Fund believes to be generally accurate.

         The Fund, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

         Past performance is not indicative of future results.
At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.

     CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

         [______________________], serves as custodian for assets of the Fund. The custodian performs custodial and fund accounting services.

         [_______________________], serves as the Fund's transfer
agent, registrar, dividend disbursing agent and shareholder servicing agent, as well as agent for the Fund's dividend reinvestment plan.

                     INDEPENDENT ACCOUNTANTS

         [_____________________], serves as independent
accountants for the Fund. [__________________________] provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings to the Fund.

                             COUNSEL

         Seward & Kissel LLP, One Battery Park Plaza, New York, New York, passes upon certain legal matters in connection with shares offered by the Fund, and also acts as counsel to the Fund. Seward & Kissel LLP will rely upon the opinion of Ballard Spahr Andrews & Ingersoll, LLP for matters relating to Maryland law.

                     REGISTRATION STATEMENT

         A Registration Statement on Form N-2, including any amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC (the "SEC"), Washington, D.C. The Fund's Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered or to be offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

                REPORT OF INDEPENDENT ACCOUNTANTS

                      FINANCIAL STATEMENTS

                   [To be added by amendment.]

APPENDIX A: BOND RATINGS

Standard & Poor's Bond Ratings

         A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories.

         Debt rated "BB," "B," "CCC" or "CC" is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default and payments of interest and/or repayment of principal are in arrears.

         The ratings from "AAA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

         Excerpts from Moody's description of its municipal bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations;
Baa - considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured and have speculative characteristics as well; Ba, B, Caa, Ca, C - protection of interest and principal payments is questionable; Ba indicates some speculative elements while Ca represents a high degree of speculation and C represents the lowest rated class of bonds;

Caa, Ca and C bonds may be in default. Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

Short-Term Municipal Loans

         Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-l/VMIG-1 group.

         S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have very strong or strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess overwhelming safety characteristics will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest.

Other Municipal Securities

         "Prime-1" is the highest rating assigned by Moody's for other short-term municipal securities and commercial paper, and A-1+" and "A-1" are the two highest ratings for commercial paper assigned by S&P (S&P does not rate short-term tax-free obligations). Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of "Prime," while S&P uses the number 1+, 1, 2 and 3 to denote relative strength within its highest classification of "A." Issuers rated "Prime" by Moody's have the following characteristics: their short-term debt obligations carry the smallest degree of investment risk, margins of support for current indebtedness are large or stable with cash flow and asset protection well assured, current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer-term, such changes are most unlikely to impair the fundamentally strong position of short-term obligations. Commercial paper issuers rated "A" by S&P have the following characteristics: liquidity ratios are better than industry average, long-term debt rating is A or better, the issuer has access to at least two additional channels of borrowing, and basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

Fitch, Inc. International Long-Term Credit Ratings

Investment Grade

         AAA - Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         AA - Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         A - High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         BBB - Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

         BB - Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         B - Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         CCC, CC, C - High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

         DDD, DD, D - Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Fitch, Inc. International Short-Term Credit Ratings

         F1 - Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         F2 - Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         F3 - Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

         B - Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

         C - High default risk. Default is a real possibility.
Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

         D - Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC', or to Short-term ratings other than 'F1'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, companies whose outlooks are 'stable' could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Further Rating Distinctions

         While ratings provide an assessment of the obligor's capacity to pay debt service, it should be noted that the definition of obligor expands as layers of security are added. If municipal securities are guaranteed by third parties then the "underlying" issuers as well as the "primary" issuer will be evaluated during the rating process. In some cases, depending on the scope of the guaranty, such as bond insurance, bank letters of credit or collateral, the credit enhancement will provide the sole basis for the rating given.

Minimum Rating(s) Requirements

         For minimum rating(s) requirements for the Fund's securities, please refer to ["Description of Fund: Municipal
Securities" in the Prospectuses.]

        APPENDIX B: FUTURES CONTRACTS AND RELATED OPTIONS

Futures Contracts

         The Fund may enter into contracts for the purchase or sale for future delivery of municipal securities or U.S. Government Securities, or contracts based on financial indices including any index of municipal securities or U.S. Government Securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

Interest Rate Futures

         The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as the Portfolios of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest rates without actually buying or selling fixed-income securities. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. To the extent the Fund enters into futures contracts for this purpose, the assets in the segregated account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash, cash equivalents or high-quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts

         The Fund intends to purchase and write options on futures contracts for hedging purposes. The Funds are not commodity pools and all transactions in futures contracts and options on futures contracts engaged in by the Funds must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the CFTC. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract or securities comprising an index. If the futures price at expiration of the option is below the exercise price, the Fund that has written a call will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in its portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon the exercise of futures contract or securities comprising an index. If the futures price at the expiration of the option is higher than the exercise price, the Fund that has written a put will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which it intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

                           APPENDIX C:

       OPTIONS ON MUNICIPAL AND U.S. GOVERNMENT SECURITIES

Options on Municipal and U.S. Government Securities

         The Fund will only write "covered" put and call options on municipal securities and U.S. Government securities, unless such options are written for cross-hedging purposes. The manner in which such options will be deemed "covered" is described in the Prospectus under the heading "The Fund's Investments - Options on Municipal and U.S. Government Securities."

         The writer of an option may have no control when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

         The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction". This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be cancelled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction". This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

         Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

         The Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to purchase the option. Because increases in the market of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

         An option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid secondary market include the following:
(i) there may be insufficient trading interest in certain options, (ii) restrictions may be imposed by a national securities exchange ("National Exchange") on opening transactions or closing transactions or both, (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities,
(iv) unusual or unforeseen circumstances may interrupt normal operations on a National Exchange, (v) the facilities of an National Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume, or
(vi) one or more National Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that National Exchange that had been issued by the Options Clearing Corporation as a result of trades on that National Exchange would continue to be exercisable in accordance with their terms.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call option against that security. The exercise price of the call the Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money, and in-the-money put options may be used by the Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

         The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

         The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

                           APPENDIX D

                 FACTORS PERTAINING TO NEW YORK


         The following is based on information obtained from the Annual Information Statement of the State of New York, dated
October 2, 2001.

Debt Reform Act of 2000

         The Debt Reform Act of 2000 (Debt Reform Act) implements statutory initiatives intended to improve the State's borrowing practices of the State of New York (the "State"). The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions: (a) a phased-in cap on new State-supported debt outstanding of 4 percent of personal income (the existing State-supported debt level is 6 percent of personal income); (b) a phased-in cap on new State-supported debt service costs of 5 percent of total governmental funds receipts (the existing State-supported debt service costs are 5 percent of total governmental receipts);
(c) a limit on the use of debt to capital works and purposes only; and (d) a limit on the maximum term of new State-supported debt to 30 years.

         The cap on new State-supported debt outstanding begins at 0.75 percent of personal income in 2000-01 and is gradually increased until it is fully phased in at 4 percent of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs begins at 0.75 percent of total governmental funds receipts and is gradually increased until it is fully phased in at 5 percent in 2013-14. State-supported bond issuance's during the 2000-01 borrowing plan are projected by the Division of the Budget ("DOB") to be within the Debt Reform Act's statutory caps.

         The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31st of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The DOB expects that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

New York Local Government Assistance Corporation

         In 1990, as part of a New York State (the "State") fiscal reform program, legislation was enacted creating the New York Local Government Assistance Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds) plus certain other amounts. Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one-quarter of the four cent State sales and use tax to pay debt service on these bonds. The legislation imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.

         As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

Recent Developments

         National economic growth slowed significantly during the second half of 2000 and first half of 2001, as the longest economic expansion on record starts its eleventh year. Real U.S. Gross Domestic Product (GDP) grew by 0.2 percent during the second quarter of 2001, following growth of 1.9 percent in the last quarter of 2000 and 1.3 percent during the first quarter of 2001. Real U.S. GDP is expected by the Division of the Budget ("DOB") to grow by 1.7 percent for the year, following a 4.1 percent increase in 2000.

         In an attempt to boost the economy, the Federal Reserve
Board has cut the federal funds target rate nine times in 2001 by a total of 400 basis points. Lower interest rates are expected to stimulate growth in consumption, housing investment and business spending.

         Personal income is estimated to have grown 7.0 percent in 2000 and 6.1 percent during the first quarter of 2001. Growth in wages and salaries and interest income are the primary factors which contributed to strong personal income growth for 2000. Slower growth in wages and interest income is expected for 2001. Overall, personal income growth of 4.8 percent is expected in 2001. Non-agricultural employment grew 2.2 percent in 2000, but growth is expected to slow to 0.6 percent in 2001, given the current economic slowdown. The unemployment rate averaged 4.0 percent during 2000, but is expected to average 4.6 percent in 2001, as employment and output growth weaken.

         There are significant risks to the current forecast. In the light of the events of September 11, output growth could be weaker due to the sudden decline in economic activity in the days immediately following the disaster, particularly in the transportation, communications, and financial sectors. Corporate profits, which have already declined for four consecutive quarters, may be reduced further, resulting in more employee layoffs and less capital investment than expected. Should the stock market decline more than projected, the resulting decline in the value of household wealth, coupled with employee layoffs, could further reduce consumer confidence and consumption growth. Slower global growth than anticipated could cause greater declines in exports, posing additional risk to the national economy. Should all of the risks mentioned above materialize, the national economy could slip into a recession. However, in the intermediate future, efforts to rebuild in the aftermath of the World Trade Center disaster could stimulate sustained growth beyond what is currently anticipated.

         The economic forecast for the State has been modified from that presented with the Executive Budget for 2001-02 to reflect more recent economic data, as well as the change in the national outlook. Continued growth is projected for 2001 in employment, wages, and personal income, although growth will moderate significantly from the rates achieved in 2000. New York personal income is estimated to have grown by 7.5 percent in 2000, fueled in part by a large increase in financial sector bonus payments and strong growth in total employment. State personal income is projected to grow 3.3 percent in 2001. The slowdown in growth is attributable to slower employment growth and expected weakness in the financial sector. Overall employment is expected to grow at a more modest rate than in 2000, reflecting the slowdown in the national economy.

         The most significant risks to the State economic forecast revolve around the impact of the World Trade Center disaster, which occurred during the State's first economic slowdown since the recession of the early 1990s. The disaster could trigger weaker financial market activity than currently projected, resulting in lower bonus payments and, therefore, lower wages and personal income than indicated by the DOB forecast. Moreover, weaker stock market performance than projected could produce a lower level of capital gains realizations and, hence, reduced taxable personal income. Additionally, weaker State employment growth than currently projected and job relocations associated with the World Trade Center destruction could produce lower wage and personal income levels.

Recent Events Related to New York City Terrorist Attack

         The State, in close cooperation with the federal government and the City of New York, is carefully assessing the economic and fiscal implications of the terrorist attack that occurred in New York City (the "City") on September 11, 2001.
The Division of the Budget (DOB) expects the attack will depress, at least temporarily, the normal growth in State tax receipts and increase the State's operating costs. A preliminary assessment by DOB suggests that the loss of receipts will be in the range of $1 billion to $3 billion in the current fiscal year (which ends on March 31, 2002) and in the range of $2 billion to $6 billion next fiscal year as a result of disruptions to business activity and tax payment processes. The State anticipates that it will take necessary actions to maintain budget balance for the remainder of the 2001-02 fiscal year, including the use of available reserves. To the extent such reserves need to be utilized in the current fiscal year, the General Fund closing balance would decrease and these reserves would be unavailable to guard against financial plan risks in future fiscal years. The State does not believe the attack or other events will affect its ability to pay the principal and interest on its bonds or other debt service obligations in this or any future fiscal year.

         On September 11, 2001, the President of the United States declared the City a national disaster area. The disaster declaration made New York eligible for extraordinary financial assistance from the federal government. On September 15, 2001, the United States Congress enacted an emergency supplemental appropriation of $40 billion for disaster assistance and counter-terrorism measures, with not less than $20 billion allocated to disaster relief and recovery initiatives in New York, Virginia, and Pennsylvania. The State expects to receive a significant share of federal funding for the costs of emergency operations and the reconstruction of damaged sections of the City. In addition, the State has asked for federal assistance to compensate for economic and revenue losses that may follow in the aftermath of the attack. To expedite the flow of federal aid and other assistance, the State enacted $5.5 billion in appropriations on September 13, 2001. It has also authorized $2.5 billion in additional bonding authority for the New York City Transitional Finance Authority (TFA) to fund City costs related to or arising from the terrorist attack.

2001-02 Fiscal Year Financial Plan

         The 2001-02 Financial Plan described below does not contain any revisions related to the impact of the attack on the World Trade Center in New York City on September 11, 2001.

         In fiscal year 2001-02, General Fund receipts, including transfers from other funds, are expected to total $43.61 billion, an increase of $3.73 billion over 2000-01 results. DOB has substantially revised its economic forecast for the 2001-02 fiscal year, and is calling for national and State economic growth to fall below the estimates contained in the Executive Budget Financial Plan released in February 2001 (the "February Financial Plan").

         Total General Fund receipts in the 2001-02 Financial Plan are projected to total $43.61 billion, an increase of $951 million over the February Financial Plan estimates. However, after adjusting for the movement of additional receipts from the 2000-01 surplus that were made available in the 2001-02 fiscal year through the tax refund reserve transaction, total projected receipts in the 2001-02 Financial Plan are $263 million below the February Financial Plan estimates.

         General fund disbursements, including transfers to other funds, are projected to total $41.99 billion in fiscal year 2001-02, an increase of $2.29 billion over 2000-01. Projected disbursements in the 2001-02 Financial Plan exceed the February Financial Plan estimates by $650 million, with the net growth in spending comprised of the following: $785 million in higher costs from the failure to achieve cost-saving measures proposed in the Executive Budget; $291 million for costs incurred in 2000-01 but payable in 2001-02, and $159 million in new costs based upon spending results to date. These spending increases are offset in part by $585 million in savings from the Legislature's elimination of proposed General Fund support for various programs and new initiatives proposed by the Governor.

         The Legislature failed to take final action on the 2001-02 Executive Budget by April 1, but did enact appropriations for State-supported, contingent, contractual, and certain other debt service obligations for the entire 2001-02 fiscal year on March 29, 2001. The State Legislature also passed legislation that extended certain revenue-raising authority and made interim appropriations for State personal service costs, various grants to local governments, and certain other items through August 2, 2001. In prior years, the State Legislature enacted similar interim appropriations to permit operations to continue until the Legislature took final action on the Executive Budget.

2000-2001 Fiscal Year

         The State ended its 2000-01 fiscal year on March 31, 2001 with a General Fund surplus of $2.73 billion as reported by DOB. After year-end adjustments described below, the closing balance in the General Fund was $1.10 billion. Of this balance, $627 million was held in the Tax Stabilization Reserve Fund (the "TSRF") (after a deposit of $80 million in fiscal year 2000-01), $150 million in the Contingency Reserve Fund (the "CRF"), $292 million in the Community Projects Fund (the "CPF"), and $29 million in the Universal Pre-Kindergarten Fund.

         In addition to the General Fund closing balance of $1.10 billion, the State had $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. The Governor has proposed retaining $1.73 billion of the $3.52 billion balance for reserves, with $1.48 billion set aside for economic uncertainties and $250 million for deposit into the Debt Reduction Reserve Fund (the "DRRF"). The remaining balance of $1.79 billion is comprised of $1.22 billion that is available to accomplish Financial Plan objectives, $521 million from LGAC that may be used to pay tax refunds during fiscal year 2001-02 but must be on deposit at the close of the fiscal year, and $51 million in additional funds designated to pay refunds related to the Earned Income Tax Credit and the Dependent Care Tax Credit.

         The 2000-01 General Fund closing balance also excludes $1.2 billion that was deposited in the School Tax Relief (STAR) Special Revenue Fund at the end of the 2000-01 fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the DRRF (for debt reduction in fiscal year 2001-02).

         General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-00 results. It should be noted that the receipts results for fiscal year 2000-01 reflect year-end refund reserve transactions that had the effect of reducing personal income tax receipts in the 2000-01 fiscal year and increasing them in the 2001-02 fiscal year. In comparison to the 2000-01 Financial Plan enacted in May

2000 (the "May Financial Plan"), receipts were $3 billion higher than projected, prior to the refund reserve transaction. The growth in receipts above the May 2000 estimate was largely due to stronger than anticipated growth in the personal income tax.

1999-2000 Fiscal Year

         The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

         The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF which is used to finance legislative initiatives. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

         The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

         General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

1998-1999 Fiscal Year

         The State ended its 1998-99 fiscal year on March 31, 1999 in balance on a cash basis, with a General Fund cash surplus as reported by the DOB of $1.82 billion. The cash surplus was derived primarily from higher-than-projected tax collections as a result of continued economic growth, particularly in the financial markets and the securities industries.

         The State reported a General Fund closing cash balance of $892 million, an increase of $254 million from the prior fiscal year. The balance is held in three accounts within the

General Fund: the TSRF, the CRF and the CPF. The TSRF closing balance was $107 million, following a deposit of $39 million in 1998-99. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $312 million.

         The closing fund balance excludes $2.31 billion that the State deposited into the tax refund reserve account at the close of 1998-99 to pay for tax refunds in 1999-2000 of which $521 million was made available as a result of the Local Government Assistance Corporation (LGAC) financing program and was required to be on deposit as of March 31, 1999. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1998-99, while increasing reported receipts in 1999-2000.

         General Fund receipts and transfers from other funds for the 1998-99 fiscal year totaled $36.74 billion, an increase of
6.34 percent from 1997-98 levels. General Fund disbursements and transfers to other funds totaled $36.49 billion for the 1998-99 fiscal year, an increase of 6.23 percent from 1997-98 levels.

State Financial Practices: GAAP Basis

         2000-01 Fiscal Year

         Historically, the State has accounted for, reported and budgeted its operations on a cash basis. The State currently formulates a financial plan which includes all funds required by generally accepted accounting principles ("GAAP"). The State, as required by law, continues to prepare its financial plan and financial reports on the cash basis of accounting as well.

         The State reported a General Fund operating surplus of $245 million for the 2000-01 fiscal year, as compared to an operating surplus of $2.23 billion for the 1999-2000 fiscal year. The operating surplus for the 2000-01 fiscal year resulted in part from a cash basis operating surplus and increases in taxes and other receivables of $686 million and $13 million, respectively, and decreases in deferred revenues, pension contributions payable and other liabilities of $101 million. These gains were partially offset by decreases in other assets and amounts due from other funds of $258 million, increases in payables to local governments of $368 million and an increase in tax refunds payable of $252 million. The State reported an accumulated fund balance of $4.17 billion in the General Fund for its 2000-01 fiscal year.

         General Fund revenues increased $682 million (1.8 percent) from the 1999-2000 fiscal year with an increase reported only for personal income taxes. Business, consumption and use and other taxes and miscellaneous revenues fell from the prior fiscal year. Personal income taxes grew $1.89 billion, an increase of nearly 8.4 percent. The increase in personal income taxes was caused by strong employment, wage and bonus payment growth and an increase in interest and dividend income during 2000. This increase was partially offset by decreases in consumption and use, business and other taxes and miscellaneous revenues. Consumption and use taxes decreased $305 million, or
4.0 percent, primarily as a result of the reduction in motor fuel taxes and motor vehicle fees distributed to the General Fund and a decline in cigarette and tobacco products taxes. Business taxes decreased $488 million, or 10.7 percent.

         General Fund expenditures increased $2.30 billion (6.3 percent) from the 1999-2000 fiscal year, with the largest increases occurring in the areas of education, health and environment and social services. Education expenditures grew $1.17 billion (9.1 percent) due mainly to an increase in spending for support for public schools and municipal and community colleges. Social services expenditures increased $238 million (2.6 percent) due primarily to increased spending for Medicaid and income maintenance programs. Health and environment expenditures increased over $145 million (16.9 percent) primarily reflecting increased spending for the Elderly Pharmaceutical Insurance Coverage and Child Health Plus programs. Net other financing sources in the General Fund decreased $369 million (60.5 percent).

         An operating surplus of $1.25 billion was reported for the Special Revenue Funds for the 2000-01 fiscal year which increased the accumulated fund balance in this fund type to $3.39 billion. Revenues increased $4.54 billion over the prior fiscal year (13.5 percent) as a result of increases in tax, federal grants, and miscellaneous revenues. Expenditures increased $3.63 billion (12.6 percent) as a result of increased costs for local assistance grants and non-personal service. Net other financing uses increased $324 million (8.1 percent).

         Debt Service Funds ended the 2000-01 fiscal year with an operating deficit of $20 million and, as a result, the accumulated fund balance in this fund type decreased to $2.04 billion. Revenues rose $143 million (4.9 percent) primarily because of increases in dedicated taxes while debt service expenditures increased $366 million (11.1 percent). Net other financing sources increased $174 million (40.8 percent) due primarily to increases in transfers from the General Fund.

         An operating surplus of $109 million was reported in the Capital Projects Funds for the State's 2000-01 fiscal year and, as a result, the accumulated fund balance deficit decreased to $20 million. Revenues increased $226 million (8.7 percent) primarily because the allocation of motor fuel taxes and motor vehicle fees was increased $131 million and federal grant revenues increased $90 million for transportation projects. Expenditures increased $212 million (5.5 percent) primarily because of increases in spending for grants to local governments
- education and health and environment programs and capital construction spending for transportation projects. Net other financing sources decreased by $4 million (0.3 percent).

         1999-2000 Fiscal Year

         The State reported a General Fund operating surplus of $2.23 billion for the 1999-2000 fiscal year, as compared to an operating surplus of $1.08 billion for the 1998-99 fiscal year. As a result, the State reported an accumulated fund balance of $3.93 billion in the General Fund. Without the benefit of $4.7 billion of LGAC net bond proceeds between 1991 and 1995, and the decision to use $300 million of Dormitory Authority bond proceeds in 1996, these would have been a General Fund accumulated deficit of $401 million.

         Revenues increased $2.30 billion (6.4 percent) over the prior fiscal year with increases in personal income, consumption and use and other taxes, and miscellaneous revenues. Personal income taxes grew $1.98 billion, an increase of 9.7 percent. The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance by the financial markets during 1999. Consumption and use taxes increased $327 million, or 4.5 percent, due to increased consumer confidence. Other taxes increased $23 million, or 1.6 percent. Miscellaneous revenues increased $303 million, a 14.1 percent increase, due to growth in investment earnings, fees, licenses, royalties and rents and reimbursements from regulated industries. Business taxes decreased nearly $301 million, or 6.2 percent.

         Expenditures increased $1.39 billion (3.9 percent) from the prior fiscal year, with the largest increases occurring in State aid for education, and health and environment. Education expenditures grew $739 million (6.1 percent) due mainly to additional support of public schools and increases in the STAR program. Health and environment expenditures grew $215 million (33.5 percent). Net other financing sources increased $192 million (45.9 percent).

         An operating surplus of $665 million was reported for the Special Revenue Funds for the 1999-2000 fiscal year which increased the accumulated fund balance to $2.14 billion.
Revenues increased $4.46 billion over the prior fiscal year (15.3 percent). Expenditures increased $1.49 billion (5.4 percent). Net other financing uses increased $174 million (4.5 percent).

         Debt Service Funds ended the 1999-2000 fiscal year with an operating surplus of $38 million and, as a result, the accumulated fund balance increased to $2.06 billion. Revenues increased $200 million (7.4 percent). Debt Service expenditures increased $429 million (15.0 percent). Net other financing sources increased $113 million (36.1 percent).

         An operating surplus of $99 million was reported in the Capital Projects Funds for the State's 1999-2000 fiscal year and, as a result, the accumulated deficit fund balance decreased to $129 million. Revenues increased $93 million (3.7 percent). Expenditures increased $84 million (2.3 percent). Net other financing sources decreased by $63 million (4.6 percent).

         1998-99 Fiscal Year

         The State reported a General Fund operating surplus of $1.078 billion for the 1998-99 fiscal year, as compared to an operating surplus of $1.562 billion for the 1997-98 fiscal year. As a result, the State reported an accumulated fund balance of $1.645 billion in the General Fund. The 1998-99 fiscal year operating surplus resulted, in part, from an increase in taxes receivable of $516 million, a decrease in payables to local government of $262 million, a decrease in accrued liabilities of $129 million and a decrease in deferred revenues of $69 million. These gains were partially offset by a decrease in other assets of $117 million and an increase in tax refunds payable of $102 million.

         Revenues increased $1.969 billion (5.7 percent) over the prior fiscal year with increases in personal income, consumption and use and other taxes, and miscellaneous revenues. Business tax revenues fell from the prior fiscal year. Personnel income taxes grew $1.733 billion, an increase of nearly 9.3 percent.
The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance by the financial markets during 1998. Consumption and use taxes increased $269 million, or 3.8 percent, due to increased consumer confidence. Other taxes increased $73 million, or 6.9 percent. Miscellaneous revenues increased $145 million, a 5.6 percent increase, primarily because of an increase in reimbursement from regulated industries (e.g., banking and insurance) to fund the State's administrative costs. Business taxes decreased nearly $252 million, or 4.9 percent, because of prior year refunds and carry forwards which were applied against the current year (1998 liabilities).

         Expenditures increased $1.826 billion (5.5 percent) from the prior fiscal year, with the largest increases occurring in State aid for education and general purpose aid spending. Education expenditures grew $1.014 billion (9.1 percent) due mainly to an increase in spending for support for public schools, handicapped pupil education and municipal and community colleges. General purpose aid increased nearly $329 million (56.5 percent) due to statutory changes in the payment schedule. Personal service and fringe benefit costs increased due to increases in wages and continuing fringe benefits required by collective bargaining agreements.

         Net other financing sources decreased $626 million (159.3 percent) primarily because appropriated transfers from the Special Revenue Funds declined by over $230 million with increases of $265 million in appropriated transfers to Special Revenue, Debt Service and College and University Funds. In addition, transfers to public benefit corporations increased over $170 million primarily because of a change in reporting for Roswell Park Cancer Institute.

         An operating deficit of $117 million was reported for the Special Revenue Funds for the 1998-99 fiscal year which decreased the accumulated fund balance to $464 million. Revenues increased $1.108 billion over the prior fiscal year (4.0 percent) as a result of increases in tax and federal grants revenues. Expenditures increased $1.308 billion (5.3 percent) as a result of increased costs for local assistance grants. Net other financing uses increased $34 million (.10 percent).

         Debt Service Funds ended the 1998-99 fiscal year with an operating surplus of $209 million and, as a result, the accumulated fund balance increased to $2.07 billion. Revenues increased $160 million (6.3 percent) primarily because of increases in dedicated taxes. Debt service expenditures increased $162 million (6.0 percent). Net other financing sources increased $253 million (227.4 percent) due primarily to increases in transfers from the General Fund, patient revenue transfers and the establishment of the Debt Reduction Reserve Fund.

         An operating surplus of $154 million was reported in the Capital Projects Funds for the State's 1998-99 fiscal year and, as a result, the accumulated deficit fund balance decreased to $228 million. Revenues increased $242 million (10.6 percent) primarily because tax revenues increased $101 million and federal grant revenues increased $94 million for transportation projects. Expenditures increased $355 million (10.5 percent) primarily because of increased capital construction spending for transportation and correctional services projects. Net other financing sources increased by $35 million.

Economic Overview

         New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, the State has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

         The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The service sector accounts for more than three of every ten nonagricultural jobs in New York and has a higher proportion of total jobs than does the rest of the nation.

         Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. The principal manufacturing industries in recent years produced printing and publishing materials, instruments and related products, machinery, apparel and finished fabric products, electronic and other electric equipment, food and related products, chemicals and allied products, and fabricated metal products.

         Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

         New York City is the nation's leading center of banking and finance, and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes over one-sixth of all nonfarm labor and proprietors' income.

         Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

         Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

         The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated more in the services sector.

         In the calendar years 1987 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1987. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the U.S. Bureau of Economic Analysis, total personal income in the State has risen more slowly than the national average since 1988 than personal income for the nation as a whole, although preliminary data suggests that, in 1998, the State personal income rose more rapidly.

         State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City (the "City") is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

State Authorities

         The fiscal stability of the State is related, in part, to the fiscal stability of its public benefit corporations (the "Authorities"). Authorities, which have responsibility for financing, constructing and operating revenue providing public facilities, are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorizations. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its Authorities were to default on their respective obligations, particularly those using State-supported or State-related financing techniques. As of December 31, 2000, there were 18 Authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State Authorities was $98 billion, only a portion of which constitutes State-supported or State-related debt.

         Moral obligation financing generally involves the issuance of debt by an Authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. From 1976 through 1987, the State was called upon to appropriate and make payments totaling $162.8 million to make up deficiencies in the debt service reserve funds of the Housing Finance Agency pursuant to moral obligation provisions. In the same period, the State also expended additional funds to assist the Project Finance Agency, the New York State Urban Development Corporation and other public authorities which had moral obligation debt outstanding. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2001-2002 fiscal year.

         In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation For The City of New York ("NYC MAC") was created in 1975 to provide financing assistance to the City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the 4 percent New York State sales tax for the benefit of the City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984. In 1995, the State created the Municipal Assistance Corporation for the City of Troy
("Troy MAC"). The bonds issued by Troy MAC do not include the moral obligation provisions.

         The State also provides for contingent contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State entered into service contracts which obligate the State to pay debt service, subject to annual appropriations, on bonds issued by the New York State Medical Care Facilities Finance Agency and now included as debt of the Dormitory Authority of the State of New York in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 2000-2001 fiscal year. The legislative authorization to issue bonds under this program expired on March 1, 1998.

         Authorities' operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

         The Metropolitan Transportation Authority (the "MTA") oversees the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA").
The MTA operates certain commuter rail and bus lines in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated-agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended and will continue to depend on operating support from the State, local government and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional state assistance, raise fares or take other actions.

         Since 1980, the State has enacted several taxes- -including a surcharge on the profits of banks, insurance corporations and several business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax--that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, state law has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993, the State dedicated a portion of the State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 2000-2001 enacted budget State assistance to the MTA is estimated at approximately $1.35 billion, and initiates a five-year State transportation plan that includes nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Program. This includes an additional $800 million of newly dedicated State petroleum tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA.

         State legislation accompanying the 2000-01 enacted State budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the $17.1 billion MTA capital plan for the 2000 through 2004 calendar years (the "2000-04 Capital Program"). On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion capital program for transit purposes for 2000 through 2004. The 2000-04 Capital Program is the fifth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as Second Avenue Subway project and the East Side Access project.

         The currently approved 2000-04 Capital Program assumes the issuance of an estimated $8.9 billion in new money bonds.
The remainder of the plan is projected to be financed with assistance from the Federal Government, the State, the City of New York, and from various other revenues generated from actions taken by the MTA. Legislation enacted in 2000 authorized the MTA to undertake a major debt restructuring initiative which will enable the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contracts with the State.

         The 2000-04 Capital Plan assumed $1.6 billion in State support under the proposed $3.8 billion Transportation Infrastructure Bond Act of 2000, which was defeated by the voters in the November 2000 general election. The MTA is currently reviewing options to offset the loss of the Bond Act funds.

         There can be no assurance that all necessary governmental actions for future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. Moreover, should the MTA's plans to issue additional debt to replace funding anticipated from the defeated Transportation Infrastructure Bond Act not materialize, the City and the State could come under pressure to provide additional funding to the MTA. Should funding levels ultimately fall below the levels assumed in the plan approved by the Capital Program Review Board, the MTA would have to revise its 2000-04 Capital Program accordingly. If the 2000-04 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

Certificates of Participation

         The State also participates in the issuance of certificates of participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

New York City

         The fiscal health of the State may also be affected by the fiscal health of the City, which continues to require significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the City to market their securities successfully in the public credit markets. The City has achieved balanced operating results from each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards.

         In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the NYC MAC to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the Control Period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a Control Period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including, but not limited to, a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

         Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

         To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. In 1997, the State created the New York City Transitional Finance Authority ("TFA") to finance a portion of the City's capital program because the City was approaching its State Constitutional general debt limit. Without the additional financial capacity of the TFA, projected contracts for City capital projects would have exceeded the City's debt limit during City fiscal year 1997-98. In addition, in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. During the 2000 legislative session, the State enacted legislation that increased the borrowing authority of the TFA by $4 billion, to $11.5 billion, which the City expects will provide sufficient financing capacity to continue its capital program over the next four fiscal years.

OSDC and Control Board Reports

         The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans. The reports analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as evaluate compliance by the City and its Covered Organizations with the Financial Plan. According to recent staff reports, while economic growth in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in the City fiscal years 1996-97
through 2000-01.   For its 1999-2000 fiscal year, which ended
June 30, 2000, the City had an operating surplus of $3.2 billion, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. On March 22, 2001, the staff of the Control Board issued a report indicating that the City was likely to end fiscal year 2001 with a possible surplus of $99 million. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the course of the national economy. In addition, the size of recent tax reductions has increased to over $2.6 billion in City fiscal year 2000-01 through the expiration of a personal income tax surcharge, the repeal of the non-resident earnings tax and the elimination of the sales tax on clothing items costing less than $110. These reductions are expected to be worth $3.0 billion by City fiscal year 2004-05. The Mayor has proposed additional tax reductions that would raise the total worth of recent tax cuts to $4.3 billion by City fiscal year 2004-05. Staff reports have indicated that recent City budgets have been balanced in part through the use of non-recurring resources and that the City's Financial Plan tends to rely in part on actions outside its direct control. These reports have also indicated that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth and that the City is likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues.

Financing Requirements

         The City requires significant amounts of financing for seasonal and capital purposes. Since 1981, the City has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City issued $750 million of short-term obligations in fiscal years 2000 and 2001 to finance the City's projected cash flow needs for those fiscal years. The City issued $500 million of short-term obligations in fiscal year 1999. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

         The City makes substantial capital expenditures to reconstruct and rehabilitate the City's infrastructure and physical assets, including City mass transit facilities, sewers, streets, bridges and tunnels, and to make capital investments that will improve productivity in City operations. City funded commitments are projected to reach $7.1 billion in 2001 and City funded expenditures are forecast at $4.5 billion in the 2001 fiscal year.

         In connection with the Financial Plan, the City has outlined a gap-closing program for the fiscal years 2003 through 2005 to eliminate the $2.4 billion, $2.5 billion and $2.3 billion projected budget gaps for each such fiscal year. This program, which is not specified in detail, assumes for the 2003 through 2005 fiscal years, respectively, additional agency programs to reduce expenditures or increase revenues by $1.3 billion, $1.4 billion and $1.2 billion; additional State actions of $550 million; additional Federal actions of $450 million; and the availability of $100 million of the General Reserve.

         The City's projected budget gaps for the 2004 and 2005 fiscal years do not reflect the savings expected to result from the prior years' programs to close the gaps set forth in the Financial Plan. Thus, for example, recurring savings anticipated from the actions which the City proposes to take to balance the fiscal year 2003 budget are not taken into account in projecting the budget gaps for the 2004 and 2005 fiscal years.

         Although the City has maintained balanced budgets in each of its last 20 fiscal years and is projected to achieve balanced operating results for the 2001 and 2002 fiscal years, there can be no assurance that the gap-closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

Other Localities

         Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2001-02 fiscal year or thereafter.

         The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year. Such funding in 2000-2001 totaled $200.4 million. In 2000-01, the State increased General Purpose State Aid for local government by $11 million to $562 million, and has continued funding at this new level since that date.

         While the distribution of General Purpose State Aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general purpose local government aid failed to agree on any recommendations for a new formula.

Certain Municipal Indebtedness

         Counties, cities, towns, villages and school districts have engaged in substantial short-term and long-term borrowings. In 1998, the total indebtedness of all localities in the State, other than New York City, was approximately $20.3 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-three localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1998.

         Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, the City, Nassau County or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Litigation

         The State is a defendant in legal proceedings involving State finances, State programs and miscellaneous civil rights, tort, real property and contract claims where the monetary damages sought are substantial, generally in excess of $100 million. These proceedings could affect adversely the financial condition of the State in the 2001-02 fiscal year or thereafter.

         Adverse developments in these proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2001-02 State Financial Plan. The State believes that the proposed 2001-02 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 2001-02 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential 2001-02 State Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2001-02 State Financial Plan.

                             PART C

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

1.    FINANCIAL STATEMENTS

      Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of
      Section 14(a) of the 1940 Act will be filed by amendment to this Registration Statement.

2.    EXHIBITS.

(a)   Articles of Incorporation

(b)   By-Laws*

(c)   Not applicable.

(d)   (1)    Form of Subscription Certificate*

      (2)    Form of Notice of Guaranteed Delivery*

      (3)    DTC Participant Over-Subscription Certificate and
             Nominee Holder Over-Subscription Certificate*

      (4)    Subscription Rights Agency Agreement*

(e)   Dividend Reinvestment Plan*

(f)   Not applicable

(g)   Investment Advisory Agreement*

(h)   (1)    Dealer Manager Agreement*

      (2)    Soliciting Dealer Agreement*

(i)   Not applicable

(j)   Custodian Agreement*

(k)   (1)    Transfer Agency Agreement*

      (2)    Administration Agreement*

_____________

*     To be filed by amendment.

      (3)    Shareholder Servicing Agreement*

      (4)    Shareholder Inquiry Agency Agreement*

      (5)    Information Agent Agreement*

(l)   (1)    Opinion and Consent of Seward & Kissel LLP*

      (2)    Opinion and Consent of Ballard Spahr Andrews &
             Ingersoll, LLP*

(m)   Not applicable

(n)   Consent of Independent Auditors*

(o)   Not applicable

(p)   Investment Representation Letter*

(q)   Not applicable

(r)   (1)    Code of Ethics for the Fund, incorporated by
             reference to Exhibit (p)(1) to Post-Effective
             Amendment No. 74 of the Registration Statement on
             Form N-1A of Alliance Bond Fund, Inc. (File Nos.
             2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

      (2) Code of Ethics for the Alliance Capital Management L.P. and Alliance Fund Distributors, Inc. incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 31 of the Registration Statement on Form N-1A of Alliance Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-5398), filed with the Securities and Exchange Commission on April 27, 2001.

ITEM 25.  MARKETING ARRANGEMENTS

      See Dealer Manager Agreement as Exhibit (h)(1).*


_____________

*     To be filed by amendment.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC Registration fees                                  $[______]*
New York Stock Exchange listing fees                   $[______]*
National Association of Securities Dealers, Inc. fees  $[______]*
Printing                                               $[______]*
Legal fees and expenses                                $[______]*
Dealer Manager expenses                                $[______]*
Auditing fees and expenses                             $[______]*
Subscription Agent fees and expenses                   $[______]*
Information Agent fees and expenses                    $[______]*
Miscellaneous                                          $[______]*

Total                                                  $[______]*

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE
          REGISTRANT

                    Not applicable

ITEM 28.     NUMBER OF HOLDERS OF SECURITIES (as of November 9,
             2001)

TITLE OF CLASS                           NUMBER OF RECORD HOLDERS

Common Stock ($0.01 par value per share)           0

ITEM 29.  INDEMNIFICATION

         It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation filed as Exhibit (a),
Article IX of the Registrant's Bylaws filed as Exhibit (b)* and
Section 7 of the Dealer Manager Agreement filed as Exhibit
(h)(1).* The Adviser's liability for any loss suffered by the Registrant or its stockholders is set forth in Section 4 of the Investment Advisory Agreement filed as Exhibit (g) to this Registration Statement.* The Administrator's liability for any loss suffered by the Registrant or its stockholders is set forth in Section 6 of the Administration Agreement filed as Exhibit
(k)(2).*


_____________

*        To be filed by amendment.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

         In accordance with Release No. IC-11330 (September 2,
1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

         The Registrant participates in a joint
trustees/directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors are covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF ALLIANCE

         The descriptions of Alliance Capital Management L.P.
under the caption "Management of the Fund-Investment Adviser" in the Prospectus and in the Statement of Additional Information are incorporated by reference herein.

         The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance, set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and as amended through the date hereof is incorporated by reference herein.

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

         The accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Capital Management L.P., 500 Plaza Drive, Secaucus, New Jersey 07094, and at the offices of [Name], the Registrant's Custodian, Transfer Agent, Dividend-Disbursing Agent and Registrar, [Address]*. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.


_____________
* The name and address of the Registrant's Custodian, Transfer Agent, Dividend-Disbursing Agent and Registrar will be filed by amendment.

ITEM 32.  MANAGEMENT SERVICES

         Not applicable.

ITEM 33.  UNDERTAKINGS

1. Registrant undertakes to suspend offering of the shares covered hereby until it amends its Prospectus contained herein if subsequent to the effective date of this Registration Statement, its net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of this Registration Statement or the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.    Not applicable.

3.    Not applicable.

4.    Not applicable.

5.    Not applicable.

6. Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                           SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on the 9th day of November, 2001.

                    Alliance New York Municipal Income Fund, Inc.


                    By /s/ Edmund P. Bergan, Jr.
                       ------------------------------
                        Edmund P. Bergan, Jr.
                        Chairman

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

      Signature                        Title               Date
      ---------                        -----               ----

(1)   Principal Executive Officer      Chairman and        November 9, 2001
                                       President

      /s/ Edmund P. Bergan, Jr.
      --------------------------
      Edmund P. Bergan, Jr.


(2)  Principal Financial and           Treasurer and       November 9, 2001
      Accounting Officer:              Chief Financial
                                       Officer

      /s/Mark D. Gersten
     --------------------------
      Mark D. Gersten

(3)  Sole Director:                                        November 9, 2001


      /s/ Edmund P. Bergan, Jr.
      --------------------------
      Edmund P. Bergan, Jr.

                          EXHIBIT INDEX

EXHIBIT                                SEQUENTIALLY NUMBERED PAGE

(a)  Articles of Incorporation
















































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